UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|  | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                          SALESREPCENTRAL.COM, INC.
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|   |     No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

(1)  Title of each class of securities to which transaction applies:
Common Stock, par value $.001 per share, of SalesRepCentral.com, Inc.

(2)  Aggregate number of securities to which transaction applies:
7,703,942 shares of Common Stock.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ____________ shares of Common Stock, par value $.001 per share, of SalesRepCentral.com, Inc. multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.

(4)  Proposed maximum aggregate value of transaction: $1,032,815

(5)  Total fee paid:

|X |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:  $206.56

_____________________________________________

(2)  Form, Schedule or Registration Statement No.:

_____________________________________________

(3)  Filing Party:

_____________________________________________

(4)  Date Filed:

_____________________________________________

                          SALESREPCENTRAL.COM, INC.
                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                               (480) 922-8444

Dear SalesRepCentral Stockholder:

      You are cordially invited to attend the Special meeting of stockholders of SalesRepCentral.com, Inc., a Nevada corporation, ("SalesRepCentral") to be held on Friday, September 28, 2001, at 9:00 a.m., local time, at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the Special meeting, you will be asked to consider and vote upon;

1. The Merger Agreement, dated as of August 14, 2001, by and among SalesRepCentral, SalesRep Subsidiary Corp., a Nevada corporation and a wholly owned subsidiary of SalesRepCentral and Interactive Motorsport Inc., a Delaware corporation, ("Interactive") providing for the Merger (the "Merger") of Interactive into SalesRep Subsidiary Corp. Pursuant to the Merger, 7,703,942 restricted shares of SalesRepCentral will be exchanged for 100% of the issued and outstanding shares of Interactive. SalesRepCentral shall also assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares. Following the Merger, Interactive will have merged with SalesRep Subsidiary Corp. wherein SalesRep Subsidiary Corp. will cease to exist and Interactive will become a wholly owned subsidiary of SalesRepCentral. Additionally, pursuant to the Merger Agreement Ralph Massetti, sole officer and director of SalesRepCentral, shall exchange 100% of his SalesRepCentral shares, 8,898,320 common and 14,525 preferred shares, for 100% of Central Solutions, Inc. ("CSI"), a wholly owned subsidiary of SalesRepCentral. As part of the Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral;

2. To elect a new board of directors for SalesRepCentral to serve through the next year, (current nominations are for Ralph Massetti, Joseph Chappell, Dominic Chappell, Eddie Johns, and Simon Slater);

3.   To change the name of SalesRepCentral to Interactive Motorsport Inc.;

4.   To cause a pre-merger 6:1 reverse split of SalesRepCentral common stock;
and

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

      In the summer of 2000, the board of directors, consisting solely of Ralph Massetti, determined that the viability of the Company was dependent upon raising capital to implement its business plan. The Company proceeded to file an SB-2 Registration with the Securities and Exchange Commission for the purpose of raising the required capital. However, timing is everything, and as we all know the market upset our ability to fund the recently registered shares. As a result of continuing loan obligations and increasing costs to remain operational, the board of directors, consisting solely of Ralph Massetti, determined it in the best interest of the stockholders to find a merger candidate that would provide some value to the stockholders. After careful consideration of numerous alternatives, including current economic conditions and the overall state of the nation's economic momentum and the consequential decrease in overall business spending, the board of directors concluded that a Merger proposal by Interactive wherein Interactive would become a wholly owned subsidiary of SalesRepCentral was the only proposal available to SalesRepCentral which would provide the stockholders with anything of value.

      The board of directors, consisting solely of Ralph Massetti, has determined that the terms and conditions of the Merger are fair to, and in the best interests of the SalesRepCentral stockholders. In reaching its decision, the board of directors considered, among other things, the fact that: (i) the stock price of SalesRepCentral had dropped to $0.08 per share,
(ii) the inability of SalesRepCentral to generate sufficient revenues to cover costs, (iii) existing obligations, and (iv) primarily the inability to raise equity capital. Therefore, the board of directors recommends that you vote in favor of the Merger and the transaction contemplated thereby.

     The proposed Merger is an important decision for SalesRepCentral and its stockholders. The Merger cannot occur unless, among other things, the Merger agreement ("Merger Agreement") is approved by the holders of a majority of the outstanding shares of SalesRepCentral common stock entitled to vote at the special meeting. The accompanying proxy statement explains the proposed Merger and provides specific information concerning the Special meeting. We encourage you to read this entire document carefully.

      Whether or not you plan to attend the Special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Merger.

                                   Sincerely,


Ralph Massetti
                                   SOLE OFFICER AND DIRECTOR


The Merger and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Merger or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated September 17, 2001, and is first being mailed to SalesRepCentral stockholders on or about September 17 2001 to stockholders of record as of August 30, 2001.

                          SALESREPCENTRAL.COM, INC.
                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                               (480) 922-8444

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON FRIDAY, SEPTEMBER 28, 2001

Dear SalesRepCentral Stockholder:

     We will hold the Special meeting of Stockholders of SalesRepCentral.com, Inc. on Friday, September 28, 2001, at 9:00 a.m., local time, at the Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

1.    The  Merger  Agreement,  dated as of August  14,  2001,  by  and  among
SalesRepCentral, SalesRep Subsidiary Corp., a wholly owned subsidiary of SalesRepCentral and Interactive Motorsport Inc., ("Interactive") providing for the Merger (the "Merger") of Interactive into SalesRep Subsidiary Corp. Pursuant to the Merger, 7,703,942 restricted shares of SalesRepCentral will be exchanged for 100% of the issued and outstanding shares of Interactive. SalesRepCentral shall also assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares. Following the Merger, Interactive will have merged with SalesRep Subsidiary Corp. wherein SalesRep Subsidiary Corp. will cease to exist and Interactive will become a wholly owned subsidiary of SalesRepCentral. Additionally pursuant to the Merger Agreement Ralph Massetti, sole officer and director of SalesRepCentral, shall exchange 100% of his SalesRepCentral shares, 8,898,320 common and 14,525 preferred shares, for 100% of Central Solutions, Inc. ("CSI"), a wholly owned subsidiary of SalesRepCentral. As part of the Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral;

2. To elect a new board of directors for SalesRepCentral to serve through the next year, (current nominations are for Ralph Massetti, Joseph Chappell, Dominic Chappell, Eddie Johns, and Simon Slater);

3.   To change the name of SalesRepCentral to Interactive Motorsport Inc.;

4.   To cause a pre-merger 6:1 reverse split of SalesRepCentral common stock;

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

      The board of directors, consisting solely of Ralph Massetti, has determined that the terms and conditions of the Merger are fair to, and in the best interests of, the SalesRepCentral stockholders and unanimously recommends that you vote "FOR" the Merger.

      Only SalesRepCentral stockholders of record at the close of business on August 30, 2001, are entitled to notice of and to vote at the Special meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Special meeting or any adjournments or postponements of the Special meeting will be available at and during the Special meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN
VOTED AT THE SPECIAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE SPECIAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         Ralph Massetti
                         SECRETARY
Scottsdale, Arizona
September 10, 2001

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY TERM SHEET                                                         1
     Date, Time and Place                                                  1
     Purpose of the Meeting                                                1
     Stockholders Entitled to Vote                                         2
     Vote Required                                                         3
     Parties to the Merger                                                 3
     Terms of the Merger                                                   4
     Central Solutions, Inc. Exchange                                      4
     Exchange of Certificates                                              4
     Recommendation of SalesRepCentral's Board of Directors                5
     Dissenters' Rights                                                    5
     Federal Income Tax Consequences                                       5
     Interest of Certain Persons in the Merger                             6
     Regulatory and Third Party Approvals                                  6
     Conditions to the Merger                                              6
     Termination                                                           6
     Effective Time                                                        6
     Operation of Interactive after the Merger                             7

QUESTIONS AND ANSWERS ABOUT THE MERGER                                     7

WHO CAN HELP ANSWER YOUR QUESTIONS                                         9

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS                10

THE SPECIAL MEETING                                                       11
     Time, Place And Date                                                 11
     Purpose Of The Meeting                                               11
     Record Date And Voting At The Special Meeting                        12
     Votes Required                                                       12
     Solicitation And Proxy Solicitor                                     12
     Revocation And Use Of Proxies                                        13
     Adjournments Or Postponements                                        13
     Insider Participation in Compensation Decision                       13
     Board of Directors Report on Executive Compensation                  13
     Audit Committee (No Audit Committee Exists)                          14
     Independent Auditors                                                 14

SPECIAL FACTORS OF MERGER                                                 15
     Background Of The Merger                                             15
     Reasons For The Merger                                               15
     Recommendation Of The Board Of Directors                             16

     About Interactive Motorsport Inc.                                    17
     Certain Effects Of The Merger                                        19
     Federal Income Tax Consequences                                      19
     Selected Financial Information                                       21

THE MERGER                                                                22
     Effective Time                                                       22
     The Merger And Merger Consideration                                  22
     Regulatory Requirements                                              22
     Anticipated Tax and Accounting Treatment                             23
     Dissenter's and Appraisal Rights                                     23
     Fees And Expenses                                                    25

THE MERGER AGREEMENT                                                      25
     Representations And Warranties                                       25
     Conduct Of Business Prior To The Merger                              25
     Additional Agreements Of SalesRepCentral                             26
     Director And Officer Indemnification                                 26
     Cooperation And Reasonable Efforts                                   27
     Conditions To The Merger                                             27
     Termination Of The Merger Agreement                                  28
     Termination Fee                                                      28
     Extension, Waiver And Amendment                                      28
     Interest of Certain Persons in the Merger                            29
     Indemnification and Insurance                                        29

DIRECTORS AND EXECUTIVE OFFICERS OF SALESREPCENTRAL                       30
     Election of Directors                                                30

PRINCIPAL STOCKHOLDERS OF SALESREPCENTRAL                                 33

OTHER MATTERS                                                             34

EXPENSES OF PROXY SOLICITATION                                            34

WHERE YOU CAN FIND MORE INFORMATION                                       34

APPENDICES
     Appendix A - Merger Agreement                                       A-1
     Appendix B - Rights of Dissenting Owners                            B-1

                             SUMMARY TERM SHEET

     Throughout this proxy statement the term "Merger" means the Merger among Interactive Motorsport Inc., a Delaware corporation ("Interactive"), SalesRepCentral.com, Inc., a Nevada corporation ("SalesRepCentral") and SalesRep Subsidiary Corp., a wholly owned subsidiary of SalesRepCentral, whereby Interactive will have merged with SalesRep Subsidiary Corp. wherein SalesRep Subsidiary Corp. will cease to exist and Interactive will become a wholly owned subsidiary of SalesRepCentral. The term "Merger Agreement" means the Agreement and Plan of Merger dated as of August 14, 2001, among Interactive, SalesRepCentral and SalesRep Subsidiary Corp. A copy of the Merger Agreement is attached as Appendix A to this proxy statement.

In reviewing this proxy statement, please note that SalesRepCentral's board of directors is comprised solely of Ralph Massetti.

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Merger and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE MERGER IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF SALESREPCENTRAL BECAUSE, IF THE MERGER AND EXCHANGE OF SHARES ARE CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN SALESREPCENTRAL WILL BE DILUTED FOR AN EQUITY INVESTMENT IN INTERACTIVE. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.

Date,  Time  and  Place  of   the
Special        meeting         of
SalesRepCentral Stockholders       Friday, September 28, 2001, at 9:00 a.m.,
                                   Las  Vegas time, at the Conference  Room,
                                   Suite  115, 1850 East Flamingo  Rd.,  Las
                                   Vegas,  Nevada, ("the Special  Meeting").
                                   (See "INTRODUCTION")

Purpose of the Meeting             1.   To consider and vote upon the Merger
                                   Agreement, dated as of August  14,  2001,
                                   by  and  among SalesRepCentral,  SalesRep
                                   Subsidiary   Corp.,   a   wholly    owned
                                   subsidiary    of   SalesRepCentral    and
                                   Interactive       Motorsport        Inc.,

                                   ("Interactive") providing for the  Merger
                                   (the   "Merger")   of  Interactive   into
                                   SalesRep Subsidiary Corp. Pursuant to the
                                   Merger,  7,703,942 restricted  shares  of
                                   SalesRepCentral  will  be  exchanged  for
                                   100% of the issued and outstanding shares
                                   of   Interactive.  SalesRepCentral  shall
                                   also assume all current outstanding stock
                                   options   and  warrants  of  Interactive,
                                   which  approximate  7.8  million  shares.
                                   Following  the  Merger, Interactive  will
                                   have   merged  with  SalesRep  Subsidiary
                                   Corp.  wherein SalesRep Subsidiary  Corp.
                                   will  cease to exist and Interactive will
                                   become  a  wholly  owned  subsidiary   of
                                   SalesRepCentral. Additionally pursuant to
                                   the Merger Agreement Ralph Massetti, sole
                                   officer  and director of SalesRepCentral,
                                   shall     exchange    100%     of     his
                                   SalesRepCentral shares, 8,898,320 common and 14,525 preferred shares, for 100% of Central Solutions, Inc. ("CSI"), a wholly owned subsidiary of SalesRepCentral. As part of the Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral;

                                   2.    To  elect a new board of  directors
                                   for SalesRepCentral to serve through the next year, (current nominations are for Ralph Massetti, Joseph Chappell, Dominic Chappell, Eddie Johns, and Simon Slater);

                                   3.      To    change    the    name    of
                                   SalesRepCentral to Interactive Motorsport
                                   Inc.;

                                   4.    To  cause a pre-merger 6:1  reverse
                                   split of the Company's common stock; and

                                   5.    To transact such other business  as
                                   may  properly  come  before  the  Special
                                   meeting    or    any    adjournment    or
                                   postponement.

Stockholders Entitled to Vote      Only   SalesRepCentral  stockholders   of
                                   record at 5:00 p.m., Las Vegas time on August 30, 2001 are entitled to notice of and to vote at the Special Meeting.

Vote Required                      Under   Nevada  law,  the  approval   and
                                   adoption of the Merger Agreement requires
                                   the affirmative vote of the holders of  a
                                   majority  of  the SalesRepCentral  Common
                                   Stock  outstanding and entitled to  vote.
                                   SalesRepCentral  anticipates  that  Ralph
                                   Massetti,  the current sole  officer  and
                                   director of SalesRepCentral and principal
                                   stockholder, will abstain his vote due to
                                   conflicts inherent in the transaction. As
                                   of  August 14, 2001, Ralph Massetti owned
                                   8,898,320   shares   of   SalesRepCentral
                                   Common  Stock representing 57.85% of  the
                                   15,380,512    outstanding    shares    of
                                   SalesRepCentral   Common    Stock.    See
                                   "Introduction,"   and  "The   Merger-Vote
                                   Required."

Parties to the Merger:

     SalesRepCentral               SalesRepCentral.com,   Inc.,   a   Nevada
                                   corporation was formed in May of 1999, is
                                   an  online  sales community  and  content
                                   provider of online B2B Internet resources
                                   for   the   corporate  sales  team.   The
                                   Company's    content   was   specifically
                                   designed  to provide comprehensive  sales
                                   resources,  daily training articles,  and
                                   other features that meet the needs of the
                                   sales-professional.  The  Company's   web
                                   portal was developed exclusively for the sales community including professional sales-representatives, sales-managers and corporate executives.

                                   The   principal  executive   offices   of
                                   SalesRepCentral are located  at  8930  E.
                                   Raintree Dr. #100, Scottsdale, AZ  85260.
                                   (480) 922-8444

     Interactive Motorsport Inc.   Interactive Motorsport Inc.,  along  with
                                   its  wholly  owned subsidiary Interactive
                                   Motorsport   Holdings   Limited,   is   a
                                   producer  of  digital  interactive  motor
                                   racing   video  content  generated   from
                                   contracted  live  feed  video   equipment
                                   installed  in  racing cars.  The  Company
                                   intends to exploit the use of the digital
                                   video  content  in  real  time  broadcast
                                   through  TV  and  Internet  channels   in
                                   addition to selling rights for electronic games.

                                   The   principal  executive   offices   of
                                   Interactive Motorsport Inc. are located at 59 Earls Court Square, London, SW5 9DG. (0)20 7244 8553.

     SalesRep Subsidiary Corp.     SalesRep   Subsidiary  Corp.,  a   Nevada
                                   corporation  and wholly owned  subsidiary
                                   of  SalesRepCentral, was formed solely to
                                   merge  with  and  into  Interactive   and
                                   consequentially cease to exist.

Terms of the Merger                As  a  result  of the Merger  Interactive
                                   shareholders   will   receive   7,703,942
                                   shares of common stock, $0.001 par value,
                                   of    SalesRepCentral   ("SalesRepCentral
                                   Common Stock") following a pre-merger 6:1
                                   reverse        split.       Additionally,
                                   SalesRepCentral shall assume all  current
                                   outstanding stock options and warrants of
                                   Interactive,   which   approximate    7.8
                                   million    shares.   See   "The   Merger-
                                   Capitalization  of  SalesRepCentral   and
                                   Exchange of Shares."

Central Solutions, Inc. Exchange   Pursuant  to  the Merger Agreement  Ralph
                                   Massetti,  sole officer and  director  of
                                   SalesRepCentral, shall exchange 8,898,320
                                   common  and 14,525 preferred shares  held
                                   by  him  for  100% of Central  Solutions,
                                   Inc.  ("CSI"), a wholly owned  subsidiary
                                   of   SalesRepCentral.  As  part  of   the
                                   Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral.

Exchange of Certificates           If the Merger is consummated, exchange of
                                   certificates formerly representing shares
                                   of    Interactive   Common   Stock    for
                                   certificates representing the appropriate
                                   number   of   shares  of  SalesRepCentral
                                   Common  Stock will be made upon surrender
                                   to  Sperry Young & Stoecklein, ("Exchange
                                   Agent") 1850 E. Flamingo Rd., Suite  111,
                                   Las   Vegas,   Nevada,  89119,   of   the
                                   certificates  formerly representing  100%
                                   of Interactive Common Stock.

Recommendation of SalesRepCentral
Board  of Directors; Reasons  for
the Merger; Fairness               The board of directors of SalesRepCentral
                                   has duly approved and executed the Merger
                                   Agreement and recommends a vote in  favor
                                   of it in the belief that the Merger is in
                                   the   best  interest  of  SalesRepCentral
                                   stockholders.    Before    giving    this
                                   approval,   the   SalesRepCentral   board
                                   reviewed  a number of factors,  including
                                   the  terms  of the Merger Agreement,  the
                                   shares  being issued to Interactive,  and
                                   information   regarding   the   financial
                                   condition,  operations and  prospects  of
                                   both Interactive and SalesRepCentral. The
                                   SalesRepCentral board also found that the
                                   value of the Interactive Common Stock  to
                                   be   issued   pursuant  to   the   Merger
                                   Agreement  compared  favorably  with  the
                                   value of SalesRepCentral Common Stock, in
                                   light of the technology being acquired as
                                   the  result of the Interactive Merger and
                                   the current financial condition and state
                                   of the technology of SalesRepCentral. See
                                   "Special   Factors  of   the   Merger   -
                                   Recommendation of Board of Directors."

Dissenters' Rights                 Holders  of SalesRepCentral Common  Stock
                                   who  perfect dissenters' rights  pursuant
                                   to  Sections 78.471 through 78.502 of the
                                   Nevada  General Corporation Law  will  be
                                   entitled to receive cash for their shares
                                   in  accordance  with  such  sections.  TO
                                   PERFECT   DISSENTERS'   RIGHTS,   IT   IS
                                   IMPORTANT  TO  FOLLOW THE PROCEDURES  SET
                                   FORTH  IN  THE NEVADA STATUTE.  See  "The
                                   Merger - Dissenters' Rights."

Federal Income Tax Consequences    For  federal income tax purposes,  it  is
                                   intended  that  the Merger  constitute  a
                                   "reorganization"      under       Section
                                   368(a)(2)(E) of the Internal Revenue Code
                                   so   that   no  gain  or  loss  will   be
                                   recognized   by   SalesRepCentral.    See
                                   "Special Factors of the Merger -  Federal
                                   Income Tax Consequences."

Interests  of Certain Persons  in
the Merger                         The   Merger   agreement  provides   that
                                   indemnification  and  insurance  will  be
                                   maintained  for SalesRepCentral  officers
                                   and    directors,   and   indemnification
                                   provisions  in  SalesRepCentral   current
                                   articles of incorporation and bylaws will
                                   be  continued,  for six years  after  the
                                   Merger. However, no indemnification  will
                                   be  provided for the transfer  of  assets
                                   in,  or stock of, Central Solutions, Inc.
                                   See  "The  Merger Agreement-Director  and
                                   Officer  Indemnification" and  "Interests
                                   of   Certain   Persons  in  the   Merger-
                                   Indemnification" for further information.

Regulatory   and   Third    Party
Approvals                          Other than compliance with the Hart-Scott-
                                   Rodino  Antitrust  Improvements  Act   of
                                   1976, no material regulatory approvals are required. Failure to obtain non-material governmental consents will not prevent completion of the Merger. See
                                   "The Merger - Regulatory Requirements."

Conditions to the Merger;
     Termination                   Notwithstanding approval  of  the  Merger
                                   Agreement        by       SalesRepCentral
                                   stockholders, consummation of the  Merger
                                   is  subject  to  a number  of  conditions
                                   which, if not fulfilled or waived, permit
                                   termination  of  the  Merger   Agreement,
                                   including  the  absence of any  temporary
                                   restraining    order,   preliminary    or
                                   permanent  injunction,  or  other   order
                                   preventing consummation of the Merger  or
                                   any   transaction  contemplated  by   the
                                   Merger  Agreement. The  Merger  Agreement
                                   will terminate by its terms if the Merger
                                   has  not  occurred on  or  prior  to  the
                                   earlier  of  October  1,  2001  or   five
                                   business      days     following      the
                                   SalesRepCentral stockholder approval of the Merger Agreement. The Merger may also be abandoned by mutual consent, and in certain other circumstances. See "The
                                   Merger - Conditions to the Merger."

Effective Time                     If  the  Merger Agreement is adopted  and
                                   approved at the Special Meeting, and  all
                                   other conditions to the Merger have  been
                                   met  or  waived, the parties  expect  the
                                   Merger   to  be  effective  as  soon   as
                                   possible  following the Special  Meeting.
                                   See  "The  Merger  -  Conditions  to  the
                                   Merger." If all conditions are not met or waived, there could be a delay in the

                                   Effective Time or the Merger Agreement could be terminated.

Operation    of   SalesRepCentral
(Interactive  Post Merger)  after
the Merger                         It   is  contemplated  that,  after   the
                                   Merger, SalesRepCentral (Interactive Post
                                   Merger  after  name change) will  operate
                                   through   the   current   facilities   of
                                   Interactive. See "The Merger."


                   QUESTIONS AND ANSWERS ABOUT THE MERGER

WHY SHOULD SALESREPCENTRAL MERGE WITH INTERACTIVE?

      In the summer of 2000, the board of directors determined that the viability of the Company was dependent upon raising capital to implement its business plan. The Company proceeded to file an SB-2 Registration with the Securities and Exchange Commission for the purpose of raising the required capital. However, timing is everything, and as we all know the market upset our ability to fund the recently registered shares. As a result of continuing loan obligations and increasing costs to remain operational, the board of directors determined it in the best interest of the stockholders to find a merger candidate that would provide some value to the stockholders. After careful consideration of numerous alternatives, including current economic conditions and the overall state of the nation's economic momentum and the consequential decrease in overall business spending, the board of directors concluded that a Merger proposal by Interactive wherein Interactive would become a wholly owned subsidiary of SalesRepCentral was the only proposal available to SalesRepCentral which would provide the stockholders with anything of value.

     Although the board considered other proposals, most proposals included a major reverse split in the stock with companies without assets, contracts, or revenues. Even though Interactive Motorsport is a new company, with assets of approximately $2.5 million and liabilities of approximately $1.04 million, it has the rights to digital interactive motor sport content derived from the Interactive Sportscar Championship with contracts with the Pi Group, leaders in the field of race car digital technology component design and system integration.

      The board of directors has determined that the terms and conditions of the Merger are fair to, and in the best interests of the SalesRepCentral stockholders. In reaching its decision, the board of directors considered, among other things, the fact that: (i) Interactive is a company with greater net worth than SalesRepCentral and greater perceived value, (ii) the stock price of SalesRepCentral had dropped to $0.08 per share, (iii) the inability of SalesRepCentral to generate sufficient revenues to cover costs, (iv) existing obligations, and (v) primarily the inability to raise equity capital. Therefore, the board of directors recommends that you vote in favor of the Merger and the transaction contemplated thereby.

WHAT WILL HAPPEN TO SALESREPCENTRAL AFTER THE MERGER?

       If the Merger is approved by SalesRepCentral stockholders, SalesRepCentral will reverse split its stock on the basis of 1 share for each 6 shares owned, and will concurrently issue 7,703,942 shares in exchange for 100% of the shares of Interactive. SalesRepCentral shall also assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares. Interactive's board of directors are being concurrently elected to act as the board of directors until the next stockholders meeting of SalesRepCentral. Further, concurrently with the merger closing, SalesRepCentral will change its name to Interactive Motorsport Inc., and will move its offices to the offices of Interactive.

      Additionally, pursuant to the Merger Agreement Ralph Massetti, sole officer and director of SalesRepCentral, shall exchange 100% of his SalesRepCentral shares, 8,898,320 common and 14,525 preferred shares, for 100% of Central Solutions, Inc. ("CSI"), a wholly owned subsidiary of SalesRepCentral. As part of the Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral.

ARE THERE RISKS TO BE CONSIDERED?

      The Merger is contingent upon, among other things, stockholder approval and governmental approvals. If any of these or other conditions are not satisfied, or for some other reason the transaction does not close, SalesRepCentral's stock would be subject to market risks.

IF MY SHARES OF SALESREPCENTRAL COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of SalesRepCentral common stock on the Merger at the Special meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Merger.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Special meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Merger.

WHAT SHOULD I DO NOW TO VOTE AT THE SPECIAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Merger in the enclosed return envelope as soon as possible, so that your shares of SalesRepCentral common stock can be voted at the Special meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Special meeting. You can do this in three ways:

* You can send SalesRepCentral a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Special meeting;

* You can send SalesRepCentral a new proxy card prior to the vote at the Special meeting, which to be effective must be received by SalesRepCentral prior to the vote at the Special meeting; or

* You can attend the Special meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Special meeting and cast your vote at the Special meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at SalesRepCentral, 8930 E. Raintree Dr. #100, Scottsdale, AZ 85260. (480) 922-8444. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

                     WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Merger or would like additional copies of the proxy statement, you should contact:

                          SalesRepCentral.com, Inc.
                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                          Attention: Ralph Massetti
                          President, and Secretary
                      Telephone Number: (480) 922-8444

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

*    our financial performance and projections;

*    our growth in revenue and earnings; and

*    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

*    our ability to retain the business of our significant customers;

*    our ability to keep pace with new technology and changing market needs;

*    our ability, upon completion of the merger, to obtain capital; and

*    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE SPECIAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to SalesRepCentral stockholders in connection with the solicitation of proxies by the SalesRepCentral board of directors for use at the Special meeting of stockholders of SalesRepCentral to be held on Friday, September 28, 2001, at 9:00 a.m., local time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Stockholders.

PURPOSE OF THE MEETING

      At the Special meeting, holders of SalesRepCentral common stock of record as of the close of business on August 30, 2001 will be eligible to vote upon:

1.    The  Merger  Agreement,  dated as of August  14,  2001,  by  and  among
SalesRepCentral, SalesRep Subsidiary Corp., a wholly owned subsidiary of SalesRepCentral and Interactive Motorsport Inc., ("Interactive") providing for the Merger (the "Merger") of Interactive into SalesRep Subsidiary Corp. Pursuant to the Merger, 7,703,942 restricted shares of SalesRepCentral will be exchanged for 100% of the issued and outstanding shares of Interactive. SalesRepCentral shall also assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares. Following the Merger, Interactive will have merged with SalesRep Subsidiary Corp. wherein SalesRep Subsidiary Corp. will cease to exist and Interactive will become a wholly owned subsidiary of SalesRepCentral. Additionally pursuant to the Merger Agreement Ralph Massetti, sole officer and director of SalesRepCentral, shall exchange 100% of his SalesRepCentral shares, 8,898,320 common and 14,525 preferred shares, for 100% of Central Solutions, Inc. ("CSI"), a wholly owned subsidiary of SalesRepCentral. As part of the Merger, CSI will be paid $250,000 in cash from Interactive and will acquire all of the assets and assume all liabilities of SalesRepCentral;

2. To elect a new board of directors for SalesRepCentral to serve through the next year, (current nominations are for Ralph Massetti, Joseph Chappell, Dominic Chappell, Eddie Johns, and Simon Slater);

3.   To change the name of SalesRepCentral to Interactive Motorsport Inc.;

4.   To cause a pre-merger 6:1 reverse split of the Company's common stock;

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

      The board of directors has fixed the close of business on August 30, 2001, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special meeting and any adjournments and postponements of the Special meeting. On that day, there were 15,380,512 shares of SalesRepCentral common stock outstanding, which shares were held by approximately 100 stockholders of record. Holders of SalesRepCentral common stock are entitled to one vote per share. SalesRepCentral anticipates that Ralph Massetti, the current sole officer and director of SalesRepCentral and principal stockholder, will abstain his vote due to conflicts inherent in the transaction. As of August 30, 2001, Ralph Massetti owned 8,898,320 shares of Common Stock representing 57.85% of the outstanding shares.

      A majority of the issued and outstanding shares of SalesRepCentral common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special meeting. If a quorum is not present, the Special meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Special meeting for the transaction of business.

Any stockholder of SalesRepCentral has the right to vote against approval of the Merger and the Merger agreement. However, under Nevada law, because
SalesRepCentral is a publicly traded corporation, SalesRepCentral stockholders have no statutory dissenters' rights of appraisal. See "Merger-Rights of Dissenting Stockholders."

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of SalesRepCentral common stock entitled to vote at the Special meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the Special meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Special meeting.

SOLICITATION AND PROXY SOLICITOR

     SalesRepCentral will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. SalesRepCentral will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of SalesRepCentral common stock. SalesRepCentral stockholder proxies may be solicited by directors, officers and employees of SalesRepCentral in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the SalesRepCentral board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to SalesRepCentral before the vote at the Special meeting;
(ii) executing a proxy with a later date and delivering it to SalesRepCentral before the vote at the Special meeting; or (iii) attending the Special meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at SalesRepCentral, 8930 E. Raintree Dr. #100, Scottsdale, AZ 85260. Attendance at the Special meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of SalesRepCentral common stock represented at the Special meeting by properly executed proxies received by SalesRepCentral will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the Special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Special meeting may be made without notice, other than by an announcement made at the Special meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Special meeting, whether or not a quorum exists. Any signed proxies received by SalesRepCentral will be voted in favor of an adjournment or postponement of the Special meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Merger agreement. Thus, proxies voting against the Merger agreement will not be used to vote for adjournment of the Special meeting for the purpose of providing additional time to solicit votes to approve the Merger agreement. Any adjournment or postponement of the Special meeting for the purpose of soliciting additional proxies will allow SalesRepCentral stockholders who have already sent in their proxies to revoke them at any time prior to their use.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      The Company has no separate Compensation Committee; the entire board of directors makes decisions regarding executive compensation. Ralph Massetti is the President, Secretary/Treasurer and sole Director.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The board of directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

AUDIT COMMITTEE

     The board of directors, consisting of Ralph Massetti, its sole director, elected not to incur the expense of an Audit Committee. Therefore, at this time the Company does not have an Audit Committee.

INDEPENDENT AUDITORS

SalesRepCentral has not selected an independent auditor for its fiscal year ended June 30, 2001. It is anticipated that Interactive, if the Merger is consummated, will select an independent auditor for the year ended June 30, 2001.

Semple & Cooper, LLP ("S&C") was selected as the independent auditors by a unanimous vote of SalesRepCentral's board of directors, to audit its accounts for and during its fiscal year ending June 30, 2000. SalesRepCentral does not know of any direct or indirect financial interest of S&C in SalesRepCentral.

Audit Fees

For   professional  services  rendered  with  respect   to   the   audit   of
SalesRepCentral's annual financial statements for the year ended June 30, 2000, SalesRepCentral paid to S&C fees in the amount of $13,965.55

Financial Information Systems Design and Implementation Fees

SalesRepCentral did not pay to S&C any fees in its fiscal year ended June 30, 2000 for information systems design and implementation.

All Other Fees

SalesRepCentral did not pay to S&C any fees in its fiscal year ended June 30, 2000 for services other than those described above.

In view of the fact that SalesRepCentral did not pay to S&C any fees in its fiscal year ended June 30, 2000 other than fees for audit services, the board of directors was not required to consider whether the provision of services other than audit services by S&C is compatible with maintaining S&C's independence in performing audit services.

A representative of S&C is not expected to be present at the Special meeting.

                          SPECIAL FACTORS OF MERGER

BACKGROUND OF THE MERGER

      At a board meeting on July 1, 2001, the board of directors of SalesRepCentral determined that it was in the best interest of the Company and its stockholders to pursue a merger candidate interested in pursuing new business.

     At the July 1, 2001 board meeting, the board of directors authorized the President of SalesRepCentral to pursue the Merger with Interactive.

REASONS FOR THE MERGER

In the summer of 2000, the board of directors determined that the viability of the Company was dependent upon raising capital to implement its business plan. The Company proceeded to file an SB-2 Registration with the Securities and Exchange Commission for the purpose of raising the required capital.
However, timing is everything, and as we all know the market upset our ability to fund the recently registered shares. As a result of continuing loan obligations and increasing costs to remain operational, the board of directors determined it in the best interest of the stockholders to find a merger candidate that would provide some value to the stockholders. After careful consideration of numerous alternatives, including current economic conditions and the overall state of the nation's economic momentum and the consequential decrease in overall business spending, the board of directors concluded that a Merger proposal by Interactive wherein Interactive would become a wholly owned subsidiary of SalesRepCentral was the only proposal available to SalesRepCentral which would provide the stockholders with anything of value.

      The board of directors has determined that the terms and conditions of the Merger are fair to, and in the best interests of the SalesRepCentral stockholders. In reaching its decision, the board of directors considered, among other things, the fact that: (i) the stock price of SalesRepCentral had dropped to $0.08 per share, (ii) the inability of SalesRepCentral to generate sufficient revenues to cover costs, (iii) existing obligations, and (iv) primarily the inability to raise equity capital. Therefore, the board of directors recommends that you vote in favor of the Merger and the transaction contemplated thereby.

      In evaluating this potential course of action, the board of directors determined that there was a significant risk that SalesRepCentral would be unsuccessful in implementing this course of action and that, even if successful, there was no assurance that these efforts would result in a meaningful increase in the price of SalesRepCentral common stock.

      As a result, due to the board of directors' belief that the prospect of increasing stockholder value through the pursuit of a strategic plan to reposition SalesRepCentral involved a significant degree of uncertainty as well as significant time to achieve, the board of directors determined in July 2001 to consider the possible merger with Interactive as an alternative means of providing some stockholder value. After careful consideration, the board of directors concluded that a proposal for SalesRepCentral to merge with Interactive was in the best interests of the SalesRepCentral's stockholders and, accordingly, approved the Merger. On August 13, 2001, the day prior to the announcement of the signing of the Merger agreement with Interactive, the closing market price of SalesRepCentral's common stock was $0.09 per share.

This discussion of the information and factors considered by SalesRepCentral's board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, SalesRepCentral's board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The board of directors, consisting solely of Ralph Massetti, has unanimously approved the Merger Agreement, the Merger and the transactions contemplated by the Merger agreement and recommends that the stockholders vote "FOR" approval and adoption of the Merger agreement and the Merger. The board of directors believes that the consideration to be received by
SalesRepCentral stockholders is fair and in the best interests of SalesRepCentral stockholders.

     The recommendation of the board of directors is based upon the following factors:

(i) reviewed the Merger agreement and discussed with the principal stockholder of SalesRepCentral the course of negotiations with purchaser;

(ii) reviewed certain internal financial and operating information, including financial forecasts and projections that were provided by SalesRepCentral, taking into account (a) the growth prospects of SalesRepCentral and the various market segments in which it competes, (b) the relation of projected trends to SalesRepCentral's historical performance and track record of meeting its forecasts, and (c) changes in management, organization structure and management practices;

(iii) considered the current and historical market prices of the SalesRepCentral common stock, as well as the limited trading volume and public float of the SalesRepCentral common stock;

(iv) compared the valuation in the public market of companies similar to that of SalesRepCentral in market, product types, and size; and,
(v)  considered current economic conditions

(vi)  contemplated the sudden and continuing deterioration  of  the  nation's
economic   momentum  and  the  consequential  decrease  in  overall  business spending.

ABOUT INTERACTIVE MOTORSPORT INC.

The following discussion relating to Interactive Motorsport Inc. contains forward-looking statements. Forward-looking statements are only predictions. The forward-looking events discussed in this section may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about Interactive Motorsport Inc. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this section made from time to time by us or our representatives, might not occur.

Interactive Motorsport Inc., a Delaware corporation ("Interactive"), along with its wholly owned subsidiary Interactive Holdings Limited, a United Kingdom corporation, were incorporated to exploit the opportunities to present motor racing and other action sports through the media of interactive television, games and packaged software.

     The business was conceived by Dominic Chappell, who is well known in motor racing circles. A Formula 3000 team, set up by Dominic and owned by the Chappell family, won the British Championship in 1994/5. Dominic is a well-established racing driver experienced in all aspects of Formula racing, F1 test driver, CART, F3000, sports car racing, and 24-hour races such as Le Mans. Dominic organized the liaison with British teams and all logistics for the first Formula 3000 race held at the Kyalami circuit in South Africa in 1995. He has also taken teams to Madras, India and Nova Scotia, Canada.

Interactive is investigating the possibilities of using digital television with various forms of motorsport including:

                           Motorsport Applications

1.   Sports car racing;

2.     Superbikes  -  Interactive  is  considering  the  development   of   a
championship similar to the     model of the ISC;

3. Motocross and scooter racing - These are other mainstream motorsport events which could be greatly enhanced by the application of out technology; and

4. Powerboating - Interactive has had discussions with the Royal Yachting Association with regard to taking over the broadcast rights for this sport from The British Powerboat Federation.

                       Extreme Motorsport Applications

1. Aerobatics / Air Racing - Discussions have taken place with the organizers of the Reno Air show to arrange a showcasing of the technology and allow this event to be televised in a digital format as opposed to being filmed from stationery ground cameras.

2. Snowcross - This is another sport which lacks an appropriate broadcast platform and Interactive has made preliminary contact with the Candian and American snowcross governing bodies regarding the possibility of applying Interative's technology to this sport.

3. Other sports - Interactive is continuing to consider other areas where Interactive's technology could be applied and where the possibilities and the technology exists could allow broadcasting sports such as speedskiing, downhill skiing and sailing.

                              The Lead Product

The lead product is intended to be a sports car championship featuring races in the UK and Europe, the Interactive Sportscar Championship (ISC), and possible involving preliminary races in the United States.

Interactive intends to use a new generation of digital video equipment which can make effective use of available bandwidth to capture and transmit a large amount of live data and moving images.

The ISC Broadcast, once developed, should allow viewers to be able to select and follow any eight of the following monitored data streams from the cars to create their own 'Virtual Dashboard':

Speed                   RPM                        Oil Temperature
Water Temperature       Engine Oil Pressure        Gearbox Oil Pressure
G-Load                  Suspension Front Left      Suspension Front Right
Gear in use             Suspension Rear Left       Suspension Rear Right
Cockpit Temperature     Gearbox Temperature        Outside Temperature
Track Position          Overall Position           Drivers Heart Rate
Lap Time                Split Time                 Fuel Consumption

Interactive intends to use a fixed forward-mounted camera on each car that should show the driver and forward views in addition to a wide-angle camera, that should be switchable from front to back and side to side, and should provide a 180-degree view. Interactive anticipates that these perspectives may be displayed on a split screen to show 360 degrees simultaneously. Interactive intends to install cameras covering the pit lane and selectable cameras around the circuit perimeter.

Once Interactive's lead product is fully developed, it is anticipated that there will be as many as 120 alternative camera views and data statistics from which a viewer's selection may be made. It is anticipated that the camera angles selected by a viewer may be assembled in the desired format on the viewer's screen.

The business is intended to operate in the following interrelated consumer markets:

*    Motor sport event spectators
*    Interactive TV subscribers
*    Interactive and networked game players
*    Purchasers of branded sports clothing and memorabilia

CERTAIN EFFECTS OF THE MERGER

      Pursuant  to  the Merger Agreement, following approval  of  the  Merger
Agreement and subject to the fulfillment or waiver of certain conditions, which include: the transfer of all assets and liabilities of SalesRepCentral to Central Solutions, Inc. (a wholly owned subsidiary of SalesRepCentral); the payment of $250,000 to Central Solutions by Interactive; and the exchange of 100% of Central Solutions, Inc. for all common and preferred shares currently held by Ralph Massetti, Interactive will be merged into SalesRepCentral, and SalesRepCentral will issue 7,703,942 restricted shares of its Common Stock and SalesRepCentral shall assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares. As a result of the Merger SalesRepCentral will own the business of Interactive, and SalesRepCentral will change its name to Interactive.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is a general summary of the material United States federal income tax consequences of the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal Revenue Service (the "Service"), as currently in effect, all of which are subject to change at anytime, possibly with retroactive effect. This discussion does not address all aspects of federal income taxation that might be relevant to particular holders of SalesRepCentral common stock in light of their status or personal investment circumstances; nor does it discuss the consequences to such holders who are subject to Special treatment under the federal income tax laws such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold SalesRepCentral common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than the United States dollar or to persons who have received their SalesRepCentral common stock as compensation. Further, this discussion does not address the state, local or foreign tax consequences of the Merger.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY TO YOUR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS CONTAINED IN THIS SUMMARY AND THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

SalesRepCentral has not requested an opinion, nor does SalesRepCentral intend to request an opinion to the effect that the Merger will be treated as a

"reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. However, SalesRepCentral has attempted to structure the Merger as a reorganization for tax purposes. Since SalesRepCentral stockholders will not be receiving shares in the Merger, management determined that it would not request such an opinion.

If the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, then, subject to the assumptions, limitations and qualifications referred to herein, the Merger should result in the following federal income tax consequence:

No   gain   or  loss  will  be  recognized  by  Interactive  in  receipt   of
SalesRepCentral shares as the result of Interactive exchanging Interactive shares for SalesRepCentral shares.

A successful Internal Revenue Service challenge to the reorganization status of the Merger would result in Interactive stockholders recognizing taxable gain or loss with respect to each share of Interactive stock surrendered equal to the difference between Interactive's basis in such share and the fair market value, as of the effective time of the Merger, of the SalesRepCentral common stock received in exchange therefore. In such event, Interactive's aggregate basis in the SalesRepCentral common stock so received would equal its fair market value as of the effective time of the Merger, and Interactive's holding period for such stock would begin the day after the Merger. The gain or loss generally will be a capital gain or loss.



             (THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

                           SELECTED FINANCIAL DATA

The summary financial information set forth below is derived from the unaudited financial statements of (i) SalesRepCentral for the period ending March 31, 2001 and (ii) unaudited Non-GAAP financial statements for Interactive for the period ending April 30, 2001.

CONDENSED CONSOLIDATED BALANCE SHEET
                                               Historical      Historical
                                              SalesRepCentr    Interactive
                                                   al          Motorsport
                                              Unaudited as        Inc.
                                                   of         Unaudited as
                                                March 31,          of
                                                  2001          April 30,
                                                                  2001
ASSETS
Current assets:
   Cash and cash equivalents                         36,121          97,005
   Accounts Receivable - trade                      516,092
   Due from related parties or entities              78,050         181,686
 Other assets                                         8,413         259,725
                                                -----------     -----------
     Total current assets                           638,676         538,416
                                                -----------     -----------
Unamortized patent costs/Intangibles                              1,859,780
Property and equipment, net tangible                118,742          31,918
                                                -----------     -----------
           Total non-current assets                 118,742       1,891,698
                                                -----------     -----------
Certificate of Deposit                               20,000
                                                -----------     -----------
           Total assets                             777,418       2,430,114
                                                ===========     ===========
Current liabilities
  Accounts payable                                  247,495         743,526
   PAYE/NIC                                                          49,660
   V.A.T. Repayable                                                 247,188
  Accrued liabilities                                   300
  Capitalized lease obligations
                                                -----------     -----------
           Total current liabilities                358,752       1,040,374

Long-term debt, officer/director                      6,075         356,925
                                                -----------     -----------
          Total Liabilities                         364,827       1,397,299
                                                -----------     -----------
Stockholders' equity
  Common stock, $.001 par value, 15,117,512          15,117
  Additional paid in capital                      1,757,979
  Accumulated (deficit)                         (1,360,520)
                                               ------------     -----------
    Total stockholders' equity (deficit)            412,591       1,032,815
                                               ------------     -----------
   Total liabilities and stockholders'
equity                                              777,418       2,430,114
                                               ============     ===========

                                 THE MERGER

     THE FOLLOWING IS A BRIEF SUMMARY OF MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. YOU SHOULD READ THE MERGER AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE MERGER. IN THE EVENT OF ANY
DISCREPANCY BETWEEN THE TERMS OF THE MERGER AGREEMENT AND THE FOLLOWING SUMMARY, THE MERGER AGREEMENT WILL CONTROL.

EFFECTIVE TIME

     The Merger agreement provides that the Merger will become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware or at such other time as the parties may agree and specify in the Certificate of Merger (the "Effective Time"). If the Merger is approved at the Special meeting by the holders of a majority of all outstanding shares of common stock entitled to vote at the Special meeting, and the other conditions to the Merger are satisfied or waived, it is currently anticipated that the Merger will become effective as soon as practicable after the Special meeting; however, there can be no assurance as to the timing of the consummation of the Merger or that the Merger will be consummated.

THE MERGER AND MERGER CONSIDERATION

      At  the  Effective  Time,  Interactive will  be  merged  into  SalesRep
Subsidiary   Corp.   and   will   become  a  wholly   owned   subsidiary   of
SalesRepCentral. Pursuant to the Merger agreement and at the Effective Time:

* SalesRepCentral will reverse split its shares, 1 for 6, and will issue 7,703,942 restricted shares of its Common Stock to Interactive stockholders in exchange for 100% of Interactive. SalesRepCentral shall also assume all current outstanding stock options and warrants of Interactive, which approximate 7.8 million shares; and
* SalesRepCentral will assign to Central Solutions, Inc. all of the assets and liabilities of SalesRepCentral, along with $250,000 from Interactive, in exchange for 100% of Ralph Massetti's SalesRepCentral's shares, approximately 8,898,320 common shares and 14,525 preferred shares, who will in turn receive 100% of Central Solutions.

REGULATORY REQUIREMENTS

      Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), certain Merger transactions may not be consummated unless notice has been given and certain information furnished to the Antitrust Division of the United States Department of Justice (the "Antitrust

Division") and the Federal Trade Commission (the "FTC") and specified waiting period requirements have been satisfied, unless earlier termination has been granted.
       SalesRepCentral and Interactive have each made their respective determination that the approval of the Department of Justice and the Federal Trade Commission will not be required. Thus, the applicable waiting period will not be required. The Department of Justice and the Federal Trade Commission, as well as a state or private person, may challenge the Merger at any time before or after its completion. Neither SalesRepCentral nor Interactive is aware of any other material governmental or regulatory approval required for completion of the Merger, other than compliance with applicable corporate law of Nevada.

ANTICIPATED TAX AND ACCOUNTING TREATMENT

      For federal income tax purposes, it is intended that the Merger constitute a "reorganization" under Section 368(a)(2)(E) of the Internal Revenue Code so that no gain or loss will be recognized by Interactive stockholders who exchange their shares of Interactive Common Stock in the Merger (except with respect to cash received in lieu of fractional shares and for shares as to which stockholders exercise dissenters' rights). Additionally, the Merger is anticipated to be accounted for as a purchase of SalesRepCentral by Interactive (more commonly referred to as a reverse acquisition).

DISSENTER'S AND APPRAISAL RIGHTS

      SalesRepCentral stockholders are entitled to dissenters rights in the proposed merger under Nevada Revised Statutes ("NRS") 92A.300 - 92A.500. A copy of the statute is attached to this proxy statement as Appendix B. SalesRepCentral stockholders who are considering exercising dissenters rights should review NRS 92A.300 - 92A.500 carefully, particularly the steps required to perfect dissenters rights. No provision under Nevada law provides a stockholder the right to later withdraw a dissent and demand for payment. Set forth below is a summary of the steps to be taken by a holder of record to exercise the right to appraisal. This summary should be read in conjunction with the full text of NRS 92A.410 to 92A.480.

Under Nevada Revised Statute 92A.380, stockholders may dissent from some corporate actions and the corporation must buy their shares. Stockholders may dissent if a corporation wants to merge with another corporation.

To exercise your right to dissent:

* before the vote is taken, you must deliver written notice to the SalesRepCentral Secretary stating that you intend to demand payment for your shares if the merger with Interactive is completed; and

* you must NOT vote your shares in favor of the Merger either by proxy or in person.

If you send written notice of your intent to dissent before the vote on the Merger, SalesRepCentral must send you a written dissenter's notice within 10 days after the merger is effective telling you:

* where your demand for payment must be sent and where your stock certificates must be deposited;

* the date by which SalesRepCentral must receive the demand form, which must be between 30 and 60 days after notice delivery, and providing you;

* a form to demand payment, including the date by which you must have acquired beneficial ownership of your shares in order to dissent; and

*           the applicable sections of the Nevada Revised Statutes.

      YOUR FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER.

      Within 30 days of receipt of a properly executed demand for payment, SalesRepCentral must pay you what it determines to be the fair market value for your shares. Payment must be accompanied by specific financial records of SalesRepCentral, a statement of SalesRepCentral's fair value estimate, information regarding your right to challenge the fair value estimate, and copies of relevant portions of the Nevada Revised Statutes.

Within 30 days from the receipt of the fair value payment, you may notify SalesRepCentral in writing of your own fair value estimate and demand the difference. Failure to demand the difference within 30 days of receipt of payment terminates your right to challenge SalesRepCentral's calculation of fair value.

If we cannot agree on fair market value within 60 days after SalesRepCentral receives a stockholder demand, SalesRepCentral must commence legal action seeking court determination of fair market value. If SalesRepCentral fails to commence a legal action within the 60 day period, it must pay each dissenter whose demand remains unsettled the amount they demanded. Proceedings instituted by SalesRepCentral will be in the district court in Las Vegas, Nevada. Costs of legal action will be assessed against SalesRepCentral, unless the court finds that the dissenters acted arbitrarily, in which case costs will be equitably distributed. Attorneys fees may be divided in the court's discretion among the parties.

FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 92A-400 THROUGH 92A-480 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 92A, SALESREPCENTRAL STOCKHOLDERS WHO ARE CONSIDERING OBJECTING TO THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

FEES AND EXPENSES

      We estimate that Merger-related fees and expenses, consisting primarily of SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $27,206.56 assuming the Merger is completed. This amount consists of the following estimated fees:


DESCRIPTION                                                AMOUNT
Legal fees and expenses                                             25,000.00
Accounting fees and expenses                                         1,000.00
SEC filing fee                                                         206.56
Printing, solicitation and mailing costs                             1,000.00
                                                              ---------------
     Total                                                         $27,206.56

      SalesRepCentral will be responsible for paying all of its expenses incurred in connection with the Merger, except fees relating to Interactive attorneys fees which are unknown to SalesRepCentral.

                            THE MERGER AGREEMENT

      THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN MATERIAL PROVISIONS OF THE MERGER AGREEMENT THAT HAVE NOT BEEN PREVIOUSLY DISCUSSED. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE.

REPRESENTATIONS AND WARRANTIES

      In the Merger agreement, SalesRepCentral made customary representations and warranties to the other parties with respect to its business, organization, operations and financial condition and other matters. The Merger agreement also contains customary representations and warranties of Interactive relating to their business. The representations and warranties in the Merger agreement do not survive after the Effective Time, except certain covenants and agreements which by their terms contemplate performance following the Effective Time.

CONDUCT OF BUSINESS PRIOR TO THE MERGER

      Interactive has agreed that, until the completion or termination of the Merger, unless SalesRepCentral consents in writing, Interactive will conduct their businesses in the ordinary course of business in substantially the manner conducted prior to the date of the Merger agreement. SalesRepCentral has also agreed to, and cause its subsidiaries to, use reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it.

ADDITIONAL AGREEMENTS OF SALESREPCENTRAL

      SalesRepCentral has further agreed, among other things specifically identified in the Merger agreement:

* to provide Interactive reasonable access to its facilities, records and all other information as Interactive may reasonably request;

* prepare and file the proxy statement with the SEC as soon as it is reasonably practicable and use reasonable best efforts to have the proxy statement cleared by the SEC under the Exchange Act;

* take all reasonable action to comply with the state blue sky or federal or state securities laws in connection with the transactions contemplated by the Merger agreement;

* cooperate with Interactive to remove any injunction or other impediment to the consummation of the Merger;

* to make all necessary filings and obtain any consents and approvals as may be required in connection with the Merger agreement and the Merger; and

* to consult with Interactive and obtain prior approval of Interactive before issuing any press release or making any other public disclosure regarding the Merger agreement or the transactions contemplated thereby, except as may be required by law, by obligations of SalesRepCentral pursuant to any listing agreement with any national securities exchange or relating to consultation with its legal counsel, financial advisor or accountants relating to the transaction contemplated by the Merger agreement.

DIRECTOR AND OFFICER INDEMNIFICATION

      Pursuant to the terms of the Merger agreement, and subject to any limitation imposed from time to time under applicable law, all rights of indemnification available to the present and former officers and directors of SalesRepCentral and its subsidiaries in respect of acts or omissions occurring prior to the Effective Time, shall remain available for six years following the Effective Time, to the maximum extent provided under SalesRepCentral's articles of incorporation and bylaws, as in effect on the date of the execution of the Merger agreement.

      Pursuant to the Merger agreement, for six years after the Effective Time, SalesRepCentral will indemnify and hold harmless SalesRepCentral's and Interactive's present and former officers and directors for acts or omissions occurring before the Effective Time of the Merger to the extent provided under SalesRepCentral's articles of incorporation and bylaws in effect on the date of the Merger agreement. See "Interests of Certain Persons in the Merger-Indemnification and Insurance."

      However, SalesRepCentral (Interactive following effectiveness of the Merger) shall not indemnify, defend or hold harmless any party in whole or in part based on, or arising out of the transfer of assets in, or stock of, Central Solutions, Inc. to Ralph Massetti.

COOPERATION AND REASONABLE EFFORTS

      Pursuant to the Merger agreement, and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and to use their respective reasonable best efforts to take all action under the terms of the Merger agreement and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by the Merger agreement.

CONDITIONS TO THE MERGER

      SalesRepCentral's and Interactive's respective obligations to complete the Merger and the related transactions are subject to the satisfaction or waiver of each of the following conditions before completion of the Merger:

* the representations and warranties of each party must be true and correct when made and as of the closing of the Merger, except for changes contemplated by the Merger agreement, or where such representation or warranty speaks of a different date or the failure to be true and correct could not reasonably be expected to have a material adverse effect on such party;

* each party has complied in all material respects with all of its covenants in the Merger agreement, except where the failure to perform or comply with such covenants could not reasonably be expected to have a material adverse effect on such party;

* each party has received a certificate executed on behalf of the other party's chairman of the board and chief executive officer or vice president to the effect that the conditions set forth in the immediately preceding bullet points have been satisfied;

* the Merger agreement and the Merger have been approved by the affirmative vote of a majority of the holders of the issued and outstanding shares of SalesRepCentral's common stock;

* no order, writ, injunction or decree is in force or pending that makes the Merger illegal or otherwise prohibits completion of the Merger; and

* all consents, approvals and authorization legally required to consummate the Merger and the other transactions contemplated by the Merger agreement must have been obtained from all governmental entities, including such approvals, waivers and consents as may be required under the antitrust laws.

TERMINATION OF THE MERGER AGREEMENT

     The Merger agreement may be terminated at any time before the completion of the Merger, whether before or after approval of the matters presented in connection with the Merger by the stockholders of SalesRepCentral, as summarized below:

* the Merger agreement may be terminated by mutual written consent of Interactive and SalesRepCentral;

* the Merger agreement may be terminated by either SalesRepCentral or Interactive if the conditions to completion of the Merger would not be satisfied because of either (a) a material breach of an agreement or obligation in the Merger agreement by the other party or (b) a material breach of a representation, warranty or covenant of the other party in the Merger agreement, and such breach shall not have been cured within 30 business days following receipt of written notice by the non-breaching party or is otherwise incapable of being cured;

* the Merger agreement may be terminated by either SalesRepCentral or Interactive if the Merger is not completed, without the fault of the terminating party, by October 1, 2001,

* the Merger agreement may be terminated by either SalesRepCentral or Interactive if (a) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Merger or (b) a final court or governmental order prohibiting the Merger is issued and is final and not appealable; provided that, the party seeking to terminate the agreement has used reasonable best efforts to remove such order; or

* the Merger agreement may be terminated by Interactive if the Merger fails to receive requisite stockholder approval.

      The party desiring to terminate the Merger agreement shall give written notice of such termination to the other party in accordance with the terms thereof. In the event of termination of the Merger agreement, no party shall have any liability or further obligation to any other party.

TERMINATION FEE

      In accordance with the terms of the Merger Agreement, there is a $100,000 termination fee involved in the transaction. Each party to the Merger Agreement has agreed to cover their own expenses.

EXTENSION, WAIVER AND AMENDMENT

      The Merger agreement may be amended or its conditions precedent to closing waived at any time before or after the Special meeting, but after the Special meeting no amendment or waiver shall be made without the further approval of SalesRepCentral's stockholders which reduces the consideration payable to the stockholders, or changes the form of such consideration. Any amendment to the Merger agreement must be in writing and signed by all of the parties.

      Either SalesRepCentral or Interactive may, in writing, extend the other's time for the performance of any of the obligations or other acts under the Merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the Merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      In considering the recommendation of the board of directors, you should be aware that the sole officer and director of SalesRepCentral has interests in the Merger described below, that present actual or potential conflicts of interest in connection with the Merger. Specifically, Ralph Massetti, sole officer and director of SalesRepCentral, shall continue as a director of SalesRepCentral after the merger. However, Mr. Massetti will not participate in the Merger as a stockholder of SalesRepCentral. Mr. Massetti has no stock options or other rights to acquire stock in SalesRepCentral.

In addition, Ralph Massetti is exchanging 100% of his equity interest held in SalesRepCentral, 8,898,320 shares of common stock, and 14,525 shares of preferred stock, for 100% of the stock of Central Solutions, Inc., which as part of the merger will be assigned all assets and assume all liabilities of SalesRepCentral. Additionally, Central Solutions, Inc. will be paid $250,000 from Interactive. SalesRepCentral stockholders will not receive any ownership or other interest in Central Solutions, Inc.

      Central Solutions, Inc. and Ralph Massetti shall enter into an indemnification agreement with SalesRepCentral, which will indemnify SalesRepCentral for any and all outstanding liabilities of SalesRepCentral at the effective time of the Merger. The indemnification agreement shall provide that (i) Ralph Massetti's personal liability will be capped at $50,000, unless he resigns from the board of directors prior to rectifying a claim, which would result in the cap being raised to $100,000; (ii) Ralph Massetti shall remain personally liable without regard to the cap for claims, liabilities or damages against SalesRepCentral arising out of, from, or relating to the intentional misrepresentation or fraud by, or gross negligence of, Ralph Massetti occurring prior to the effective time of the Merger; and (iii) any claim for indemnification that Interactive may have against Ralph Massetti shall be in addition to any claim for indemnification that Interactive may have against Central Solutions, Inc.

SalesRepCentral anticipates that Ralph Massetti will abstain his vote due to the conflicts described above.

INDEMNIFICATION AND INSURANCE

      Pursuant to the Merger agreement, for six years after the Effective Time, SalesRepCentral will indemnify and hold harmless SalesRepCentral's present and former officers and directors for acts or omissions occurring before the Effective Time of the Merger to the extent provided under SalesRepCentral's articles of incorporation and bylaws in effect on the date of the Merger agreement.

      However, SalesRepCentral (Interactive following effectiveness of the Merger) shall not indemnify, defend or hold harmless any party in whole or in part based on, or arising out of the transfer of assets in, or stock of, Central Solutions, Inc. to Ralph Massetti.

ELECTION OF DIRECTORS

The directors are to be elected to the board of directors, effective concurrently with the close of the Merger, for one year to serve until the 2002 Annual meeting of stockholders and until their successors are elected and qualified.

   In addition to the nomination of new directors, Ralph Massetti will remain as a director, if elected.

If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the stockholders may vote for other nominees and for any substitute nominee or nominees designated by the board of directors. At this time, SalesRepCentral is not aware of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

                                                 Positions and Offices
                                                  With SalesRepCentral
Name                                Age               Post Merger
Joseph Chappell                     63     Chairman
Dominic Chappell                    34     CEO, President, Director
Ralph Massetti                      35     Director
William E. Johns                    46     Director, Chief Operating Officer
Simon Slater                        46     Director, Treasurer
Gavin Macaulay                      28     Secretary

Joseph Chappell (Age 63), Chairman IMI. Joseph worked between 1966 and 1976 as the owner and manager of a supply company in the Middle East and as a negotiator for oil concessions in the Sudan, Egypt and Libya. As a founder member and chairman of Keith Collins Petroleum Corp (KCPC), Joseph oversaw the public offering in Denver on the OTC market, and was responsible for the successful concession awards in Egypt and the Sudan and for the KCPC flotation on the London Stock Exchange in 1980. In 1983 Joseph retired as chairman to act as managing director of a supply and consulting company in the Middle East. Joseph has assisted Dominic in his racing career as a driver and team owner culminating in winning the British F2 team championship in 1994/5. He currently acts as an advisor to Black Sea Oil Inc and several international corporations for the Middle East and Georgia areas.
Dominic Chappell (Age 34), Chief Executive Officer of IMH, and subsidiaries, Commercial Director IMT, IMC: Dominic stated his race career in 1980 in the 100cc British Kart championship, progressing to the Formula Ford 2000 British

Championship, being runner-up in 1988. In 1989 Dominic started a Formula 3 team, and in 1990 was the runner-up in the British Championship. The Formula 3 team under Dominic's management was invited to enter two cars in the Madras, India, Formula 3 Championship in 1990. In 1991, Dominic ran a four-car team, finishing second in the Championship. In 1992 Dominic competed in selected rounds of the Indy lights Championship in America. In 1992 Dominic, as lead driver, set up and managed his two car F3000 team with Harvey
Spencer,  with  the  team  finishing  as  runner  up  in  the  1993   British
Championship. Dominic has competed four times in the La Mans 24 hour race and has competed regularly in Sports-GT racing. Dominic also organized twenty-four Formula 3000 cars, 125 personnel and 12 teams and equipment to go Kyalami, and produced the first ever F3000 race in South Africa.

Ralph Massetti (age 35), Director, has served in the capacity of CEO, President, and Chairman of SalesRepCentral since founding the Company in 1999. Previously, from March 1998 through May 1999 he was a Consulting Marketing Specialist for Computer Associates, Inc. marketing enterprise level management software solutions at the executive level. He was a stockbroker for Dean Witter Reynolds, Inc. from March 1997 to March 1998, and was an Account Executive for Commerce Clearing House from September 1994 through September 1996. He holds a Bachelor of Science Degree in Management and is currently pursuing both an MBA and Master Degree in Finance with a specialization in High Technology.

William Edward Johns (Age 46), Managing Director IMH. `Eddie' Johns was a senior legal executive with a number of City solicitors specializing in debt recovery and general litigation. Throughout his career in the legal profession he has had particular responsibility in areas relating to litigation and business crime. He has operated a specialist white-collar fraud unit dealing with all areas of City and Revenue crime as well as having acted independently through Liquidators/Receivers for Customs and Excise and the Inland Revenue. He has dealt with a number of `high profile' cases including Intellectual Property/parallel trading. He has also liaised with the press on behalf of Clients. Eddie has had significant exposure to general business and general company commercial matters. In the mid 1980's he was
Managing Director of a group of companies in the entertainment and construction industries and remains a non-executive director of the group. He has managed business involved in overseas construction, duty free retail, restaurants and property.

Simon Slater (Age 46) Finance Director IMH. On graduating from Oxford University in 1976, Simon joined Courtyards as a graduate trainee working in UK, Europe, Middle East and African markets. He took an MBA at London
University in 1982 and joined Racal Electronics as a strategic planning manager. He was a management consultant with Coopers & Lybrand from 1986 to 1991 after which he joined a private business under exclusive contract with
Bank of Scotland. As General Manager his principal responsibilities were risk marketing the Bank's products, principally credit cards, to UK affinity groups and their members. He maintained a Joint role with MD for maintaining core Bank, affinity group and US stockholder relations. Responsibilities for existing product sales, service levels to Affinity Groups, new business development and marketing services functions; 20 staff reports. Annual direct marketing spend of 8 million, full profit responsibility. In 1996 he set up Simon Slater Associates, a management consultancy offering organization development, strategic and marketing advice; also operating on an interim management basis. An active associate of Intermedia Partners (telephony and New Media Venture Capital advisers) and an associate consultant of Affinity Solutions (Partnership Marketing Consultancy) specializing in the provision of affinity and co-branded credit cards and other financial services. Over the 21 month period to November 2000, as interim FD for a start up Telecoms voice quality monitoring business, he successfully built a multi-million pound turnover by integrating state of the art measuring devices with advanced database services to served the international wholesale carrier market.

Gavin Macaulay (Age 28), Company Secretary of IMI, IMH and subsidiaries. Gavin was trained and qualified as a solicitor in the City of London and worked for three years for Cannings Connolly Solicitors through whom he was introduced to the business. Gavin has been Company Secretary of the UK group since incorporation and became an employee of the Company in May 2001.

There are no family relationships between any of the above persons, except as to Joseph Chappell and Dominic Chappell. Joseph Chappell is the father of Dominic Chappell.

Executive officers are to be elected by the board of directors of SalesRepCentral at its meeting of directors held immediately following the Special meeting of stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETING

      The board of directors of SalesRepCentral met twice during the fiscal year ended June 30, 2001.

SUMMARY COMPENSATION

The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                             Long Term
                          Special Compensation              Compensation
                                        Other Special  Restricted
Name              Year  Salary   Bonus   Compensation     Stock     Options
Ralph Massetti    2001    -0-     -0-        -0-           -0-        -0-
                  2000  108,000   -0-        -0-           -0-        -0-
                  1999    -0-     -0-        -0-         100,000      -0-

             DIRECTORS AND EXECUTIVE OFFICERS OF SALESREPCENTRAL

EXECUTIVE OFFICERS AT PRESENT

Ralph Massetti (age 35), Director, has served in the capacity of CEO, President, and Chairman of SalesRepCentral since founding the Company in 1999. Previously, from March 1998 through May 1999 he was a Consulting Marketing Specialist for Computer Associates, Inc. marketing enterprise level management software solutions at the executive level. He was a stockbroker for Dean Witter Reynolds, Inc. from March 1997 to March 1998, and was an Account Executive for Commerce Clearing House from September 1994 through September 1996. He holds a Bachelor of Science Degree in Management and is currently pursuing both an MBA and Master Degree in Finance with a specialization in High Technology.

PRINCIPAL STOCKHOLDERS OF SALESREPCENTRAL

      The following table sets forth pre-merger and as of the day after closing, the beneficial ownership of the SalesRepCentral common stock of each director, officer, proposed officer and director, and all directors and officers of SalesRepCentral as a group:

                                    Number    Percent   Number     Percent
                                   of Shares Of Class  of Shares   Of Class
        Name of Owner (1)            (Pre-     (Pre-    (Post-      (Post-
                                    Merger)   Merger)   Merger)    Merger)
                                                (2)                  (2)
Joseph Chappell,
     Proposed director                   -0-        0%       -0-          0%
Dominic Chappell,
     Proposed director                   -0-        0% 2,946,763         34%
Ralph Massetti, (3)
     Sole officer & director       8,898,320       58%       -0-          0%
Eddie Johns,
    Proposed director                    -0-        0%   434,163          5%
Simon Slater,
    Proposed director                    -0-        0%   175,513          2%
Gavin Macaulay,
    Proposed director                    -0-        0%   221,700          3%

                                   ---------  -------- ---------  ----------
All as a Group                     8,898,320       58% 3,778,139         44%
                                   =========  ======== =========  ==========

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). Other than Ralph Massetti, sole officer and director of SalesRepCentral, no other person or entity owns, or will own post-merger, more than 5% of SalesRepCentral's common stock.
(2)  Figures are rounded to the nearest percentage.
(3) As part of the merger, Ralph Massetti shall exchange 100% of his common and preferred shares for 100% of Central Solutions, Inc., a wholly owned subsidiary of SalesRepCentral that will be assigned all assets and assume all liabilities of SalesRepCentral and be paid $250,000 from Interactive.

                                OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to bring any other business before the Special meeting of SalesRepCentral stockholders and, so far as is known to the board of directors, no matters are to be brought before the Special meeting except as specified in the notice of Special meeting. However, as to any other business that may properly come before the Special meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors.

                       EXPENSES OF PROXY SOLICITATION

The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by SalesRepCentral.

                     WHERE YOU CAN FIND MORE INFORMATION

SalesRepCentral files Special, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that SalesRepCentral files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

                            Public Reference Room
                           450 Fifth Street, N.W.
                                  Room 1024
                           Washington, D.C. 20549

Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

The Securities and Exchange Commission allows SalesRepCentral to "incorporate by reference" information into this proxy statement, which means that the SalesRepCentral can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

This proxy statement incorporates by reference the documents set forth below that SalesRepCentral previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about SalesRepCentral that is not included in or delivered with this proxy statement.

SALESREPCENTRAL FILINGS              PERIOD
(FILE NO. 0-30234
Registration  Statement  Form   10SB Filed  January  19,  1999  and  amended
(filed  under the name Van  American April 22, 1999
Capital, Ltd.)

Annual Report on Form 10-KSB         Fiscal Year ended June 30, 2000

Quarterly Reports on Form 10-QSB     Quarters ended March 31, 2001, December
                                     31, 2000, September 30, 2000

Current Reports on Form 8-K          Filed December 1, 2000, and August  20,
                                     2001

SalesRepCentral also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Special meeting. These include periodic reports, such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

SalesRepCentral has supplied all information contained or incorporated by reference in this proxy statement relating to SalesRepCentral and Interactive has supplied all such information relating to Interactive.

You can obtain any of the documents incorporated by reference through SalesRepCentral, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from SalesRepCentral without charge, excluding all exhibits, except that if SalesRepCentral has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the SalesRepCentral at the following address:

                          SALESREPCENTRAL.COM, INC.
                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                               (480) 922-8444

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated September 17, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of SalesRepCentral common stock in the merger creates any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                          SALESREPCENTRAL.COM, INC.
                          8930 E. Raintree Dr. #100
                            Scottsdale, AZ 85260
                               (480) 922-8444

                       SPECIAL MEETING OF STOCKHOLDERS

                         FRIDAY, SEPTEMBER 28, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF SALESREPCENTRAL.COM, INC.

The undersigned stockholder of SALESREPCENTRAL.COM, INC., a Nevada corporation (the "Company"), hereby appoints Ralph Massetti, as proxies, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of SalesRepCentral.com, Inc. held of record by the undersigned on August 30, 2001, at the Special Meeting of Stockholders of SalesRepCentral.com, Inc., to be held at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119, on Friday, September 28, 2001, at 9:00 a.m. local time and at all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE APPROVAL OF THE ACCOUNTING FIRM OF WEAVER AND MARTIN, AND THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

          [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF SALESREPCENTRAL.COM, INC. RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF MERGER.

1. Proposal to approve and adopt the Merger Agreement, dated as of August 14, 2001, by and among SalesRepCentral.com, Inc., Interactive Motorsport Inc. and SalesRep Subsidiary Corp., a wholly owned subsidiary of SalesRepCentral.com, Inc. as heretofore and hereinafter amended, and the transactions contemplated thereby:

[ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

           (Continued and to be dated, and signed on reverse side)
<PAGE.
2. Proposal to approve the following Directors to serve effective upon closing of the Merger: Joseph Chappell, Dominic Chappell, Eddie Johns, Simon Slater, and Ralph Massetti:

Joseph Chappell     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Dominic Chappell    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Eddie Johns         [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Simon Slater        [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
Ralph Massetti      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. To change the name of SalesRepCentral to Interactive Motorsport Inc., to be effective upon closing of the Merger:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

4. To cause a pre-merger 6:1 reverse split of SalesRepCentral's common stock.

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

5. Proposal to transact such other business as may properly come before the Special meeting or any adjournment or postponement:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2001


_______________________________         ____________________________________
(Signature)                             (Joint Owner's Signature)


Please sign exactly as your name appears on proxy. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signer is a corporation, give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

APPENDIX A

                  ACQUISITION AGREEMENT AND PLAN OF MERGER

                         DATED AS OF AUGUST 14, 2001

                                   BETWEEN

                          SALESREPCENTRAL.COM, INC.

                                     AND

                         INTERACTIVE MOTORSPORT INC.

                              TABLE OF CONTENTS


ARTICLE 1. The Merger                                           3
Section 1.1.    The Merger                                                 3
Section 1.2.    Effective Time                                             3
Section 1.3.    Closing of the Merger                                      3
Section 1.4.    Effects of the Merger                                      4
Section 1.5.    Board of Directors and Officers                            4
Section 1.6.    Conversion of Shares                                       4
Section 1.7.    Exchange of Certificates                                   5
Section 1.8.    Conversion of Options and Warrants                         5
Section 1.9.    Taking of Necessary Action; Further Action                 6
Section 1.10    Cash Availability                                          6

ARTICLE 2. Representations and Warranties of SalesRep                      6
Section 2.1.    Organization and Qualification                             6
Section 2.2.    Capitalization of SalesRep                                 6
Section 2.3.    Authority Relative to this Agreement; Recommendation.      7
Section 2.4.    SEC Reports; Financial Statements                          7
Section 2.5.    Information Supplied                                       7
Section 2.6.    Consents and Approvals; No Violations                      8
Section 2.7.    No Default                                                 8
Section 2.8.    No Undisclosed Liabilities; Absence of Changes             8
Section 2.9.    Litigation                                                 8
Section 2.10.   Compliance with Applicable Law                             9
Section 2.11.   Employee Benefit Plans; Labor Matters                      9
Section 2.12.   Environmental Laws and Regulations                        10
Section 2.13.   Tax Matters                                               10
Section 2.14.   Title To Property                                         11
Section 2.15.   Intellectual Property                                     11
Section 2.16.   Insurance                                                 11
Section 2.17.   Vote Required                                             11
Section 2.18.   Tax Treatment                                             11
Section 2.19.   Affiliates                                                11
Section 2.20.   Certain Business Practices                                11
Section 2.21.   Insider Interests                                         11
Section 2.22.   Opinion of Financial Adviser                              12
Section 2.23.   Brokers                                                   12
Section 2.24.   Disclosure                                                12
Section 2.25.   No Existing Discussion                                    12
Section 2.26.   Material Contracts                                        12

ARTICLE 3. Representations and Warranties of Interactive.                 12
Section 3.1.    Organization and Qualification                            12
Section 3.2.    Capitalization of Interactive                             13

Section 3.3.    Authority Relative to this Agreement; Recommendation      13
Section 3.4.    SEC Reports; Financial Statements                         14
Section 3.5.    Information Supplied                                      14
Section 3.6.    Consents and Approvals; No Violations                     14
Section 3.7.    No Default                                                14
Section 3.8     No Undisclosed Liabilities; Absence of Changes            15
Section 3.9.    Litigation                                                15
Section 3.10.   Compliance with Applicable Law                            15
Section 3.11.   Employee Benefit Plans; Labor Matters                     15
Section 3.12.   Environmental Laws and Regulations                        16
Section 3.13.   Tax Matters                                               16
Section 3.14.   Title to Property                                         17
Section 3.15.   Intellectual Property                                     17
Section 3.16.   Insurance                                                 17
Section 3.17.   Vote Required                                             17
Section 3.18.   Tax Treatment                                             17
Section 3.19.   Affiliates                                                17
Section 3.20.   Certain Business Practices                                17
Section 3.21.   Insider Interests                                         18
Section 3.22.   Opinion of Financial Adviser                              18
Section 3.23.   Brokers                                                   18
Section 3.24.   Disclosure                                                18
Section 3.25.   No Existing Discussions                                   18
Section 3.26.   Material Contracts                                        18

ARTICLE 4. Covenants                                                      18
Section 4.1.    Conduct of Business of SalesRep                           19
Section 4.2.    Conduct of Business of Interactive                        20
Section 4.3.    Preparation of 8-K and the Proxy Statement                21
Section 4.4.    Other Potential Acquirers                                 21
Section 4.5.    Meetings of Stockholders                                  21
Section 4.6.    OTC:BB Listing                                            22
Section 4.7.    Access to Information                                     22
Section 4.8.    Additional Agreements; Reasonable Efforts.                22
Section 4.9.    Employee Benefits; Stock Option and Employee
                Purchase Plans                                           22
Section 4.10.   Public Announcements                                      22
Section 4.11.   Indemnification                                           22
Section 4.12.   Notification of Certain Matters                           23

ARTICLE 5. Conditions to Consummation of the Merger                       23
Section 5.1.    Conditions to Each Party's Obligations to
                Effect the Merger                                         24
Section 5.2.    Conditions to the Obligations of SalesRep                 24
Section 5.3.    Conditions to the Obligations of Interactive              24

ARTICLE 6. Termination; Amendment; Waiver                                 25
Section 6.1.    Termination                                               25

Section 6.2.    Effect of Termination                                     26
Section 6.3.    Fees and Expenses                                         26
Section 6.4.    Amendment                                                 26
Section 6.5.    Extension; Waiver                                         26
Section 6.6.    Breakup Fee                                               26

ARTICLE 7. Miscellaneous                                                  26
Section 7.1.    Non survival of Representations and Warranties            27
Section 7.2.    Entire Agreement; Assignment                              27
Section 7.3.    Validity                                                  27
Section 7.4.    Notices                                                   27
Section 7.5.    Governing Law                                             27
Section 7.6.    Descriptive Headings                                      27
Section 7.7.    Parties in Interest                                       27
Section 7.8.    Certain Definitions                                       27
Section 7.9.    Personal Liability                                        28
Section 7.10.   Specific Performance                                      28
Section 7.11.   Counterparts                                              28

                        AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement"), dated as of August 14, 2001, is by and among SalesRepCentral.com, Inc., a Nevada corporation ("SalesRep"), SalesRep Subsidiary Corp., a Nevada corporation ("SSC"), and Interactive Motorsport Inc., a Delaware corporation ("Interactive").

Whereas, the Boards of Directors of SalesRep and Interactive each have, in light of and subject to the terms and conditions set forth herein, (i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;

Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

Whereas, SalesRep and Interactive desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, SalesRep and Interactive hereby agree as follows:

                                  ARTICLE 1

                                 The Merger

Section 1.1. The Merger. Prior to the Effective Time (as defined below), SalesRep shall take such action as is necessary to form a new corporation, as a wholly owned subsidiary of SalesRep, SalesRep Subsidiary Corp. ("SSC") as a Nevada corporation. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the General
Corporation Law of the state of Nevada (the "NGCL") and the General Corporation Law of the state of Delaware (the "DGCL"), SSC shall be merged with and into Interactive (as defined below) (the ``Merger"). Following the Merger, Interactive shall continue as the surviving corporation (the "Surviving Corporation"), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of SSC shall cease. Interactive shall continue its existence as a wholly owned subsidiary of SalesRep. Prior to the Effective Time, the parties hereto shall mutually agree as to the name of the Surviving
Corporation; however, initially the Surviving Corporation shall be named Interactive Motorsport Inc., a Nevada corporation. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as it relates to the non-cash exchange of stock referenced herein. Concurrent with the Merger of Interactive and SSC, SalesRep will transfer SalesRep's other subsidiary, Central Solutions, Inc., a Nevada corporation, to Ralph Massetti in consideration for Ralph Massetti canceling the shares of stock of SalesRep referenced herein. In addition, Central Solutions, Inc. will indemnify SalesRep for all liabilities of SalesRep assumed by Central Solutions, and will retain the assets of SalesRep, including the $250,000 being paid by Interactive concurrent with the Effective Time. As additional consideration for the transfer of Central Solutions, Inc. to Ralph Massetti, Ralph Massetti will return to SalesRep 8,898,320 shares of common stock of SalesRep and 14,525 shares of Preferred Stock of SalesRep, which shares represent all of the shares of SalesRep currently owned by Ralph Massetti.

Section 1.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by each of Interactive, SSC and SalesRep, and thereafter the Merger Certificate reflecting the Merger shall be delivered to the Secretary of State of the State of Nevada for filing pursuant to the NGCL and DGLC on the Closing Date (as defined in Section 1.3). The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed by the Secretary of State of the state of Nevada in accordance with the NGCL and the Secretary of State of the state of Delaware in accordance with the DGCL or such later time as the parties may agree upon and set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the "Effective Time").

Section 1.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of Sperry Young & Stoecklein, 1850 E.
Flamingo Rd., Suite 111, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in the NGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of SSC shall vest in the Surviving Corporation, and all debts, liabilities and duties of SSC shall become the debts, liabilities and duties of the Surviving Corporation. Concurrently, Interactive shall remain a wholly owned subsidiary of SalesRep.

Section 1.5.   Board of Directors and Officers.

(a) Board of Directors of SSC. At or prior to the Effective Time, SalesRep agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of SSC to be one (1) person and (ii) to cause Ralph Massetti, (the "SalesRep Designee") to be elected as director of SSC.

(b) Board of Directors of SalesRep. Subject to the provisions of Section 5.1(e) below, at or prior to the Effective Time, each of Interactive and SalesRep agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of SalesRep to be five
(5) persons or such other number as determined by Interactive; (ii) to cause Ralph Massetti to remain on the Board of Directors for a period of one year; and (iii) to cause Joseph Chappell to become Chairman of the Board and,

Dominic Chappell, Eddie Johns and Simon Slater, (the "Interactive Designees") to be elected as directors of SalesRep. In addition, majority stockholders of SalesRep prior to the Effective Time shall take all action necessary to cause, to the greatest extent practicable, the Interactive Designees to serve on SalesRep's Board of Directors until the 2002 Annual Meeting. If an Interactive Designee shall decline or be unable to serve as a director prior to the Effective Time, Interactive shall nominate another person to serve in such person's stead, which such person shall be subject to approval of the other party. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law, Dominic Chappell shall be Chief Executive Officer and President, Eddie Johns shall be Chief Operating Officer, Gavin Macaulay shall be Secretary, and Simon Slater shall be Treasurer of SalesRep.

(c) Ralph Massetti Board Seat. If, during the 12-month period following the Effective Time of the Merger, (i) Central Solutions, Inc. shall execute a general assignment for the benefit of creditors, or file any petition in bankruptcy or any petition for relief under the provisions of the Federal
Bankruptcy Act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of 20 days or more, (ii) a receiver or trustee is appointed to take possession of any property or assets of Central Solutions, Inc., (iii) Central Solutions, Inc. shall otherwise become insolvent, or (iv) if any claims, actions, suits, judgments, or liens are filed or executed against SalesRep after the Effective Time of the Merger for actions or omissions of or by SalesRep, its directors, shareholders, officers, employees or agents occurring prior to the Effective Time of the Merger, Ralph Massetti shall remain on the Board of Directors of SalesRep, solely at the discretion of SalesRep, until such time as any claims arising from any of the above shall have been satisfied; provided, however, that should Ralph Massetti resign as a director of SalesRep prior to such claim being satisfied or resolved, unless otherwise agreed to in writing by the parties, the cap on Ralph Massetti's personal liability pursuant to Section 5.3(c) hereof shall increase from $50,000 to $100,000.

Section 1.6.   Conversion of Shares

(a) At the Effective Time, each share of common stock, par value $.01 per share of Interactive (individually a "Interactive Share" and collectively, the "Interactive Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Interactive, SalesRep, SSC or the holder thereof, be converted into and shall become fully paid and nonassessable SalesRep common shares determined by dividing (i) Fourteen Million Four Hundred Ninety Eight Thousand Six Hundred and Sixty Six (14,498,666), by (ii) the total number of shares of Interactive on a fully diluted basis, Thirty-Nine Million Two Hundred Thirty-Four Thousand Four Hundred Fifty-Nine (39,234,459) outstanding immediately prior to the Effective Time (such quotient, the "Exchange Ratio"). The holder of one or more shares of Interactive common stock shall be entitled to receive in exchange therefore a number of shares of SalesRep Common Stock ("SalesRep Shares") equal to the product of (x) (the number of shares of Interactive common stock, on a fully diluted basis 39,234,459, times (y) the Exchange Ratio. SalesRep Shares and Interactive Shares are sometimes referred to collectively herein as "Shares." By way of example, 14,498,666/ 34,234,459 = .3695 (the Exchange Ratio). The number of shares of Interactive common stock held by a stockholder (100,000) times the Exchange Ratio of .3695 equals 36,950 shares of SalesRep Shares to be issued.

(b) At the Effective Time, each Interactive Share held in the treasury of Interactive, by Interactive, immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Interactive, SSC or SalesRep be canceled, retired and cease to exist and no payment shall be made with respect thereto.

(c) At the Effective Time, Ralph Massetti, the principal shareholder of SalesRep shall cancel 8,898,320 shares of Common Stock of SalesRep.

Section 1.7.   Exchange of Certificates

(a) Prior to the Effective Time, SalesRep shall enter into an agreement with, and shall deposit with, the Stoecklein Law Group, or such other agent or agents as may be satisfactory to SalesRep and Interactive (the "Exchange Agent"), for the benefit of the holders of Interactive Shares, for exchange through the Exchange Agent in accordance with this Article I certificates representing the appropriate number of SalesRep Shares to be issued to holders of Interactive Shares issuable pursuant to Section 1.6 in exchange for outstanding Interactive Shares.

(b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Interactive Shares (the "Certificates") whose shares were converted into the right to receive SalesRep Shares pursuant to Section 1.6: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Interactive and SalesRep may reasonably specify); and
(ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing SalesRep Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefore a certificate representing that number of restricted whole SalesRep Shares, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Interactive Shares which are not registered in the transfer records of Interactive, a certificate representing the proper number of SalesRep Shares may be issued to a transferee if the Certificate representing such Interactive Shares is presented to the Exchange Agent accompanied by all documents required by the Exchange Agent or SalesRep to evidence and effect such transfer and by evidence that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing SalesRep Shares as contemplated by this Section 1.7.

(c) No dividends or other distributions declared or made after the Effective Time with respect to SalesRep Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the SalesRep Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.

(d) In the event that any Certificate for Interactive Shares or SalesRep Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefore, upon the making of an affidavit of that fact by the holder thereof such SalesRep Shares and cash in lieu of fractional
SalesRep Shares, if any, as may be required pursuant to this Agreement; provided, however, that SalesRep or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.

(e) All SalesRep Shares issued upon the surrender for exchange of Interactive Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Interactive Shares. There shall be no further registration of transfers on the stock transfer books of either of Interactive or SalesRep of the Interactive Shares or SalesRep Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to SalesRep for any reason, they shall be canceled and exchanged as provided in this Article I.

(f) No fractional SalesRep Shares shall be issued in the Merger, but in lieu thereof each holder of Interactive Shares otherwise entitled to a fractional SalesRep Share shall, upon surrender of its, his or her Certificate or Certificates, be entitled to receive an additional share to round up to the nearest round number of shares.

Section 1.8.   Conversion of Options and Warrants

(a) At the Effective Time, each outstanding stock option to purchase Interactive Shares, if any (a "Interactive Stock Option" or collectively, "Interactive Stock Options"), whether vested or unvested, shall be converted into the right to convert to SalesRep Shares; however subject to the Exchange Ratio of one Interactive share for .3695 shares of SalesRep. By way of example, the number of shares of Interactive Stock Options held by a stockholder (100,000) times the Exchange Ratio of .3695 equals 36,950 shares of SalesRep Shares to be issued upon exercise of such options.

(b) At the Effective Time, each outstanding warrant to purchase Interactive Shares, if any (a "Interactive Stock Purchase Warrant" or collectively, "Interactive Stock Purchase Warrants") issued by Interactive, whether vested or unvested, shall be converted into the right to convert to SalesRep Shares; however subject to the Exchange Ratio of one Interactive share for .3695 shares of SalesRep. By way of example, the number of shares of Interactive Stock Purchase Warrants held by a stockholder (100,000) times the Exchange Ratio of .3695 equals 36,950 shares of SalesRep Shares to be issued upon exercise of such options.

Section 1.9. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, Interactive or SalesRep reasonably determines that any deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest SalesRep with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Interactive, the officers and directors of SalesRep and Interactive are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.

Section 1.10. Cash Availability At the Effective Time Interactive shall deposit no less than $250,000 in readily available funds pursuant to 5.2(f) below, which funds shall be received from Interactive to be distributed to Central Solutions, Inc. at the Effective Time.

                                  ARTICLE 2

                 Representations and Warranties of SalesRep

Except as set forth on the Disclosure Schedule delivered by SalesRep to Interactive (the "SalesRep Disclosure Schedule"), SalesRep hereby represents and warrants to Interactive as follows:

Section 2.1.   Organization and Qualification

(a) SalesRep is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on SalesRep. When used in connection with SalesRep, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of SalesRep, other than any change or effect arising out of general economic conditions unrelated to any business in which SalesRep is engaged, or (ii) that may impair the ability of SalesRep to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) SalesRep has heretofore delivered to Interactive accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of SalesRep. Except as set forth on
Schedule 2.1 of the SalesRep Disclosure Schedule, SalesRep is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on SalesRep.

Section 2.2.   Capitalization of SalesRep

(a) The authorized capital stock of SalesRep consists of: (i) Fifty Million (50,000,000) SalesRep Common Shares, $.001 par value, of which, as of June 30, 2001, 15,380,512 SalesRep Shares were issued and outstanding; and (ii) Ten Million (10,000,000) SalesRep Preferred Shares, $.001 par value, of which, as of June 30, 2001, there were 14,525 preferred outstanding, and no SalesRep Shares were held in treasury. All of the outstanding SalesRep Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of SalesRep, (ii) securities of SalesRep convertible into or exchangeable for shares of capital stock or voting securities of SalesRep, except for the preferred shares of SalesRep, (iii) options or other rights to acquire from SalesRep and, except as described in the SalesRep SEC Reports (as defined below), no obligations of SalesRep to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of SalesRep, and (iv) equity equivalents, interests in the ownership or earnings of SalesRep or other similar rights (collectively, "SalesRep Securities"). As of the date hereof, except as set forth on Schedule 2.2(a) of the SalesRep Disclosure Schedule there are no outstanding obligations of SalesRep or its subsidiaries to repurchase, redeem or otherwise acquire any SalesRep Securities or stockholder agreements, voting trusts or other agreements or understandings to which SalesRep is a party or by which it is bound relating to the voting or registration of any shares of capital stock of SalesRep. For purposes of this Agreement, ``Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

(b) The SalesRep Shares constitute the only class of equity securities of SalesRep registered or required to be registered under the Exchange Act.

(c) SalesRep does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the SEC Reports.

Section 2.3.   Authority Relative to this Agreement; Recommendation

(a) SalesRep has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Board of Directors of SalesRep (the "SalesRep Board") and no other corporate proceedings on the part of SalesRep are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding SalesRep Shares. This Agreement has been duly and validly executed and delivered by SalesRep and constitutes a valid, legal and binding agreement of SalesRep, enforceable against SalesRep in accordance with its terms.

(b) The SalesRep Board has resolved to recommend that the stockholders of SalesRep approve and adopt this Agreement.

Section 2.4.   SEC Reports; Financial Statements

(a) SalesRep has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since June 30, 2001, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act (and the rules and regulations promulgated thereunder, respectively), each as in effect on the dates such forms, reports and documents were filed. SalesRep has heretofore delivered or promptly will deliver prior to the Effective Date to Interactive, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000,
(ii) all definitive proxy statements relating to SalesRep's meetings of stockholders (whether annual or special) held since June 30, 2001, if any, and (iii) all other reports or registration statements filed by SalesRep with the SEC since June 30, 2001 (all of the foregoing, collectively, the "SalesRep SEC Reports"). None of such SalesRep SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of SalesRep included in the SalesRep SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of SalesRep as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the SalesRep SEC Reports have been so filed.

(b) SalesRep has heretofore made available or promptly will make available to Interactive a complete and correct copy of any amendments or modifications which are required to be filed with the SEC but have not yet been filed with the SEC, and any and all other agreements, documents or other instruments which previously had been filed by SalesRep with the SEC pursuant to the Exchange Act.

Section 2.5. Information Supplied None of the information supplied or to be supplied by SalesRep for inclusion or incorporation by reference in connection with the Merger (the "Proxy Statement") will at the date mailed to stockholders of SalesRep and at the times of the meeting or meetings of stockholders of SalesRep to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of SalesRep's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

Section 2.6. Consents and Approvals; No Violations Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the ``HSR Act''), the rules of the National Association of Securities Dealers, Inc. ("NASD"), the filing and recordation of the Merger Certificate as required by the NGCL, and as set forth on Schedule 2.6 of the SalesRep Disclosure Schedule no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a
"Governmental Entity") is necessary for the execution and delivery by SalesRep of this Agreement or the consummation by SalesRep of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on SalesRep.

Except as set forth in Section 2.6 of the SalesRep Disclosure Schedule, neither the execution, delivery and performance of this Agreement by SalesRep nor the consummation by SalesRep of the transactions contemplated hereby will
(i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of SalesRep, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SalesRep is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to SalesRep or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on SalesRep.

Section 2.7. No Default Except as set forth in Section 2.7 of the SalesRep Disclosure Schedule, SalesRep is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SalesRep is now a party or by which any of its respective properties or assets may be bound or (iii) any order, writ injunction, decree, law, statute, rule or regulation applicable to SalesRep or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on SalesRep. Except as set forth in Section 2.7 of the SalesRep Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SalesRep is now a party or by which its respective properties or assets may be bound that is material to SalesRep and that has not expired is in full force and effect and is not subject to any material default thereunder of which SalesRep is aware by any party obligated to SalesRep thereunder.

Section 2.8. No Undisclosed Liabilities; Absence of Changes Except as set forth in Section 2.8 of the SalesRep Disclosure Schedule and except as and to the extent publicly disclosed by SalesRep in the SalesRep SEC Reports, as of March 31, 2001, SalesRep does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of SalesRep (including the notes thereto) or which would have a Material Adverse Effect on SalesRep. Except as publicly disclosed by SalesRep, since March 31, 2001, SalesRep has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to SalesRep having or which reasonably could be expected to have, a Material Adverse Effect on SalesRep. Except as and to the extent publicly disclosed by SalesRep in the SalesRep SEC Reports and except as set forth in Section 2.8 of the SalesRep Disclosure Schedule, since March 31,
2001, there has not been (i) any material change by SalesRep in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by SalesRep of any of its assets having a Material Adverse Effect on SalesRep, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement.

Section 2.9. Litigation Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of SalesRep, threatened against SalesRep or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on SalesRep or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement except as set forth in
Section 2.9 of the Disclosure Schedule. Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, SalesRep is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on SalesRep or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

Section 2.10. Compliance with Applicable Law Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, SalesRep holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "SalesRep Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on SalesRep. Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, SalesRep is in compliance with the terms of the
SalesRep Permits, except where the failure so to comply would not have a Material Adverse Effect on SalesRep. Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, the business of SalesRep is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this
Section 2.10 with respect to Environmental Laws (as defined in Section 2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on SalesRep. Except as publicly disclosed by SalesRep in the SalesRep SEC Reports, no investigation or review by any Governmental Entity with respect to SalesRep is pending or, to the knowledge of SalesRep, threatened, nor, to the knowledge of SalesRep, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which SalesRep reasonably believes will not have a Material Adverse Effect on SalesRep.

Section 2.11.  Employee Benefit Plans; Labor Matters

(a) Except as set forth in Section 2.11(a) of the SalesRep Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to at any time by SalesRep or any entity required to be aggregated with SalesRep pursuant to Section 414 of the Code (each, a "SalesRep Employee Plan"), no event has occurred and to the knowledge of SalesRep, no condition or set of circumstances exists in connection with which SalesRep could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on SalesRep.

(b) (i) No SalesRep Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each SalesRep Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

(c) Section 2.11(c) of the SalesRep Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any SalesRep Stock Options, together with the number of SalesRep Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 2.11(c) of the SalesRep Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. SalesRep has furnished Interactive with complete copies of the plans pursuant to which the SalesRep Stock Options were issued. Other than the automatic vesting of SalesRep Stock Options that may occur without any action on the part of SalesRep or its officers or directors, SalesRep has not taken any action that would result in any SalesRep Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) SalesRep has made available to Interactive (i) a description of the terms of employment and compensation arrangements of all officers of SalesRep and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating SalesRep to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of SalesRep who have executed a non-competition agreement with SalesRep and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of SalesRep with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of SalesRep with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the SalesRep Disclosure Schedule.

(e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any SalesRep Employee Plan or any agreement or arrangement disclosed under this Section 2.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(f) There are no controversies pending or, to the knowledge of SalesRep, threatened, between SalesRep and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on SalesRep. Neither SalesRep nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by SalesRep or any of its subsidiaries (and neither SalesRep nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does SalesRep know of any activities or proceedings of any labor union to organize any of its or employees. SalesRep has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

Section 2.12.  Environmental Laws and Regulations

(a)   Except  as publicly disclosed by SalesRep in the SalesRep SEC  Reports,
(i) SalesRep is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), except for non-compliance that would not have a Material Adverse Effect on SalesRep, which compliance includes, but is not limited to, the possession by SalesRep of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) SalesRep has not received written notice of, or, to the knowledge of SalesRep, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an "Environmental Claim") that could reasonably be expected to have a Material Adverse Effect on SalesRep; and (iii) to the knowledge of SalesRep, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as publicly disclosed by SalesRep, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on SalesRep that are pending or, to the knowledge of SalesRep, threatened against SalesRep or, to the knowledge of SalesRep, against any person or entity whose liability for any Environmental Claim SalesRep has or may have retained or assumed either contractually or by operation of law.

Section 2.13.  Tax Matters

(a)  Except as set forth in Section 2.13 of the SalesRep Disclosure Schedule:
(i) SalesRep has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of SalesRep and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to SalesRep have been paid in full or have been provided for in accordance with GAAP on SalesRep's most recent balance sheet which is part of the SalesRep SEC Documents; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to SalesRep; (iv) to the knowledge of SalesRep none of the Tax Returns of or with respect to SalesRep is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to SalesRep which has not been abated or paid in full.

(b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority, and (ii) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

Section 2.14. Title to Property SalesRep has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on SalesRep; and, to SalesRep's knowledge, all leases pursuant to which SalesRep leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of SalesRep, under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which SalesRep has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on SalesRep.

Section 2.15.  Intellectual Property

(a) SalesRep owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefore that are material to its business as currently conducted (the "SalesRep Intellectual Property Rights").

(b) The validity of the SalesRep Intellectual Property Rights and the title thereto of SalesRep are not being questioned in any litigation to which SalesRep is a party.

(c) Except as set forth in Section 2.15(c) of the SalesRep Disclosure Schedule, the conduct of the business of SalesRep as now conducted does not, to SalesRep's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any SalesRep Intellectual Property Rights.

(d) SalesRep has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where SalesRep has elected to rely on patent or copyright protection in lieu of trade secret protection.

Section  2.16.   Insurance   SalesRep currently  does  not  maintain  general
liability and other business insurance.

Section 2.17. Vote Required The affirmative vote of the holders of at least a majority of the outstanding SalesRep Shares is the only vote of the holders of any class or series of SalesRep's capital stock necessary to approve and adopt this Agreement and the Merger.

Section 2.18. Tax Treatment Neither SalesRep nor, to the knowledge of SalesRep, any of its affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

Section 2.19. Affiliates Except for Principal SalesRep Stockholder and the directors and executive officers of SalesRep, each of whom is listed in
Section 2.19 of the SalesRep Disclosure Schedule, there are no persons who, to the knowledge of SalesRep, may be deemed to be affiliates of SalesRep under Rule 1-02(b) of Regulation S-X of the SEC (the "SalesRep Affiliates").

Section 2.20. Certain Business Practices None of SalesRep or any directors, officers, agents or employees of SalesRep has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

Section 2.21. Insider Interests Except as set forth in Section 2.21 of the SalesRep Disclosure Schedule, neither the SalesRep principal shareholder nor any officer or director of SalesRep has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or SalesRep Intellectual Property Rights, used in or pertaining to the business of SalesRep, expect for the ordinary rights of a stockholder or employee stock optionholder.

Section 2.22. Opinion of Financial Adviser No advisers, as of the date hereof, have delivered to the SalesRep Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of SalesRep Shares.

Section 2.23. Brokers No broker, finder or investment banker (other than the SalesRep Financial Adviser, a true and correct copy of whose engagement agreement has been provided to Interactive) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of SalesRep.

Section 2.24. Disclosure No representation or warranty of SalesRep in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to Interactive pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

Section 2.25. No Existing Discussions As of the date hereof, SalesRep is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

Section 2.26.  Material Contracts

(a) SalesRep has delivered or otherwise made available to Interactive true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which SalesRep is a party affecting the obligations of any party thereunder) to which SalesRep is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of SalesRep taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of SalesRep taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which SalesRep is a party involving employees of SalesRep); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since December 31, 2000; (vi)
contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "SalesRep Contracts"). SalesRep is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the SalesRep Contracts is valid and enforceable in accordance with its terms, and there is no default under any SalesRep Contract so listed either by SalesRep or, to the knowledge of SalesRep, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by SalesRep or, to the knowledge of SalesRep, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on SalesRep.

(c) No party to any such SalesRep Contract has given notice to SalesRep of or made a claim against SalesRep with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on SalesRep.

                                  ARTICLE 3

                Representations and Warranties of Interactive

Except  as  set forth on the Disclosure Schedule delivered by Interactive  to
SalesRep   (the   "Interactive  Disclosure  Schedule"),  Interactive   hereby
represents and warrants to SalesRep as follows:

Section 3.1.   Organization and Qualification

(a) Each of Interactive and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on Interactive. When used in connection with Interactive, the term "Material Adverse Effect'' means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of Interactive and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which Interactive and its subsidiaries are engaged, or (ii) that may impair the ability of Interactive to consummate the transactions contemplated hereby.

(b) Interactive has heretofore delivered to SalesRep accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of Interactive. Each of Interactive and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Interactive.

Section 3.2.   Capitalization of Interactive

(a) As of July 5, 2001, the authorized capital stock of Interactive consists of Two Hundred Fifty Million (250,000,000) Interactive common Shares, $.01 par value, Twenty Million Eight Hundred Forty Nine Thousand Six Hundred and Seventeen (20,849,617) Shares of Common Stock were issued and outstanding. All of the outstanding Interactive Shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights.

(b) Except as set forth in Section 3.2(b) of the Interactive Disclosure Schedule, Interactive is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

(c) Except as set forth in Section 3.2(c) of the Interactive Disclosure Schedule, between July 5, 2001 and the date hereof, no shares of Interactive's capital stock have been issued and no Interactive Stock Options have been granted. Except as set forth in Section 3.2(a) above, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of Interactive, (ii) securities of Interactive or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of Interactive, (iii) options or other rights to acquire from Interactive or its subsidiaries, or obligations of Interactive or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of

Interactive, or (iv) equity equivalents, interests in the ownership or earnings of Interactive or its subsidiaries or other similar rights (collectively, "Interactive Securities"). As of the date hereof, there are no outstanding obligations of Interactive or any of its subsidiaries to repurchase, redeem or otherwise acquire any Interactive Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which Interactive is a party or by which it is bound relating to the voting or registration of any shares of capital stock of Interactive.

(d)   Except  as  set  forth in Section 3.2(d) of the Interactive  Disclosure
Schedule, there are no securities of Interactive convertible into or exchangeable for, no options or other rights to acquire from Interactive, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of, any subsidiary of Interactive.

(e) The Interactive Shares constitute the only class of equity securities of Interactive or its subsidiaries.

(f) Except as set forth in Section 3.2(f) of the Interactive Disclosure Schedule, Interactive does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

Section 3.3.   Authority Relative to this Agreement; Recommendation

(a) Interactive has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Interactive (the "Interactive Board"), and no other corporate proceedings on the part of Interactive are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding Interactive Shares. This Agreement has been duly and validly executed and delivered by Interactive and constitutes a valid, legal and binding agreement of Interactive, enforceable against Interactive in accordance with its terms.

(b) The Interactive Board has resolved to recommend that the stockholders of Interactive approve and adopt this Agreement.

Section 3.4. SEC Reports; Financial Statements Interactive is not required to file forms, reports and documents with the SEC.

Section 3.5. Information Supplied. None of the information supplied or to be supplied by Interactive for inclusion or incorporation by reference to (i) the 8-K will, at the time the 8-K is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement will, at the date mailed to stockholders of SalesRep, if any, and at the times of the meeting or meetings of stockholders of SalesRep to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of Interactive's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the 8-K will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

Section 3.6.   Consents and Approvals; No Violations.  Except as set forth in
Section 3.6 of the Interactive Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NGCL, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Interactive of this Agreement or the consummation by Interactive of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on Interactive.

Neither the execution, delivery and performance of this Agreement by Interactive nor the consummation by Interactive of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of Interactive or any of Interactive's subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Interactive or any of Interactive's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Interactive or any of Interactive's subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on Interactive.

Section 3.7. No Default. None of Interactive or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Interactive or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound, or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to Interactive, its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse

Effect on Interactive. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Interactive or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to Interactive and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which Interactive is aware by any party obligated to Interactive or any subsidiary thereunder.

Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by Interactive in the Interactive, none of Interactive or its subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of Interactive and its consolidated subsidiaries (including the notes thereto) or which would have a Material Adverse Effect on Interactive. Except as disclosed by Interactive, none of Interactive or its subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to Interactive or its subsidiaries having or which could reasonably be expected to have, a Material Adverse Effect on Interactive. Except as and to the extent disclosed by Interactive there has not been (i) any material change by Interactive in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by Interactive of any of its assets having a Material Adverse Effect on Interactive, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

Section 3.9. Litigation. Except as set forth in Schedule 3.9 of the Interactive Disclosure Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Interactive, threatened against Interactive or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Interactive or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by Interactive, none of Interactive or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on Interactive or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

Section 3.10. Compliance with Applicable Law. Except as disclosed by Interactive, Interactive and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Interactive Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on Interactive. Except as disclosed by Interactive, Interactive and its subsidiaries are in compliance with the terms of the Interactive Permits, except where the failure so to comply would not have a Material Adverse Effect on Interactive. Except as disclosed by Interactive, the businesses of Interactive and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on Interactive. Except as disclosed by Interactive no investigation or review by any Governmental Entity with respect to Interactive or its subsidiaries is pending or, to the knowledge of Interactive, threatened, nor, to the knowledge of Interactive, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which Interactive reasonably believes will not have a Material Adverse Effect on Interactive.

Section 3.11.  Employee Benefit Plans; Labor Matters.

(a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA), maintained or contributed to at any time by Interactive, any of its subsidiaries or any entity required to be aggregated with Interactive or any of its subsidiaries pursuant to Section 414 of the Code (each, a "Interactive Employee Plan"), no event has occurred and, to the knowledge of Interactive, no condition or set of circumstances exists in connection with which Interactive or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on Interactive.

(b) (i) No Interactive Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each Interactive Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

(c) Section 3.11(c) of the Interactive Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any Interactive Stock Options, together with the number of Interactive Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the Interactive Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. Interactive has furnished SalesRep with complete copies of the plans pursuant to which the Interactive Stock Options were issued. Other than the automatic vesting of Interactive Stock Options that may occur without any action on the part of Interactive or its officers or directors, Interactive has not taken any action that would result in any Interactive Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) Interactive has made available to SalesRep (i) a description of the terms of employment and compensation arrangements of all officers of Interactive and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating Interactive to make annual cash payments in an amount exceeding $60,000;
(iii) a schedule listing all officers of Interactive who have executed a non-competition agreement with Interactive and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of Interactive with or relating to its employees, except programs and policies required to be maintained by law; and
(v) copies of all plans, programs, agreements and other arrangements of the Interactive with or relating to its employees which contain change in control provisions.

(e) Except as disclosed in Section 3.11(e) of the Interactive Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any Interactive Employee Plan or any agreement or arrangement disclosed under this Section
3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(f) There are no controversies pending or, to the knowledge of Interactive threatened, between Interactive or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on Interactive. Neither Interactive nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Interactive or any of its subsidiaries (and neither Interactive nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does Interactive know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. Interactive has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

Section 3.12.  Environmental Laws and Regulations.

(a) Except as disclosed by Interactive, (i) each of Interactive and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on Interactive, which compliance includes, but is not limited to, the possession by Interactive and its subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) none of Interactive or its subsidiaries has received written notice of, or, to the knowledge of Interactive, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on Interactive; and (iii) to the knowledge of Interactive, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as disclosed by Interactive, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on Interactive that are pending or, to the knowledge of Interactive, threatened against Interactive or any of its subsidiaries or, to the knowledge of Interactive, against any person or entity whose liability for any Environmental Claim Interactive or its subsidiaries has or may have retained or assumed either contractually or by operation of law.

Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the Interactive Disclosure Schedule: (i) Interactive and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of Interactive and each of its subsidiaries and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to Interactive and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on Interactive's most recent balance sheet; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to Interactive or its subsidiaries; (iv) to the knowledge of Interactive none of the Tax Returns of or with respect to Interactive or any of its subsidiaries is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to Interactive or any of its subsidiaries which has not been abated or paid in full.

Section 3.14. Title to Property. Interactive and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on Interactive; and, to Interactive's knowledge, all leases pursuant to which Interactive or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of Interactive, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which Interactive or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on Interactive.

Section 3.15.  Intellectual Property.

(a) Each of Interactive and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefore that are material to its business as currently conducted (the "Interactive Intellectual Property Rights").

(b) Except as set forth in Section 3.15(b) of the Interactive Disclosure Schedule, the validity of the Interactive Intellectual Property Rights and the title thereto of Interactive or any subsidiary, as the case may be, are not being questioned in any litigation to which Interactive or any subsidiary is a party.

(c) The conduct of the business of Interactive and its subsidiaries as now conducted does not, to Interactive's knowledge, infringe any valid patents, trademarks, tradenames, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any Interactive Intellectual Property Rights.

(d) Each of Interactive and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where Interactive has elected to rely on patent or copyright protection in lieu of trade secret protection.

Section 3.16. Insurance. Interactive and its subsidiaries maintain general liability and other business insurance that Interactive believes to be reasonably prudent for its business.

Section 3.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding Interactive Shares is the only vote of the holders of any class or series of Interactive's capital stock necessary to approve and adopt this Agreement and the Merger.

Section 3.18. Tax Treatment. Neither Interactive nor, to the knowledge of Interactive, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

Section 3.19. Affiliates. Except for the directors and executive officers of Interactive, each of whom is listed in Section 3.19 of the Interactive Disclosure Schedule, there are no persons who, to the knowledge of Interactive, may be deemed to be affiliates of Interactive under Rule 1-02(b) of Regulation S-X of the SEC (the "Interactive Affiliates").

Section 3.20. Certain Business Practices. None of Interactive, any of its subsidiaries or any directors, officers, agents or employees of Interactive or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

Section 3.21. Insider Interests. Except as set forth in Section 3.21 of the Interactive Disclosure Schedule, no officer or director of Interactive has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or Interactive Intellectual Property Rights, used in or pertaining to the business of Interactive or any subsidiary, except for the ordinary rights of a stockholder or employee stock option holder.

Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the Interactive Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of Interactive Shares.

Section 3.23. Brokers. No broker, finder or investment banker (other than the Interactive Financial Adviser, a true and correct copy of whose engagement agreement has been provided to SalesRep) is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Interactive.

Section 3.24. Disclosure. No representation or warranty of Interactive in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to SalesRep pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

Section 3.25. No Existing Discussions. As of the date hereof, Interactive is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

Section 3.26.  Material Contracts.

(a) Interactive has delivered or otherwise made available to SalesRep true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which Interactive is a party affecting the obligations of any party thereunder) to which Interactive or any of its subsidiaries is a party or by which any of their properties or assets are bound that are, material to the business, properties or assets of Interactive and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of Interactive and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which Interactive is a party involving employees of Interactive); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise; (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the "Interactive Contracts"). Neither Interactive nor any of its subsidiaries is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the Interactive Contracts is valid and enforceable in accordance with its terms, and there is no default under any Interactive Contract so listed either by Interactive or, to the knowledge of Interactive, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Interactive or, to the knowledge of Interactive, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on Interactive.

(c) No party to any such Interactive Contract has given notice to Interactive of or made a claim against Interactive with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on Interactive.

                                  ARTICLE 4

                                  Covenants

Section 4.1. Conduct of Business of SalesRep. Except as contemplated by this Agreement or as described in Section 4.1 of the SalesRep Disclosure Schedule, during the period from the date hereof to the Effective Time, SalesRep will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.1 of the SalesRep Disclosure Schedule, prior to the Effective Time, SalesRep will not, without the prior written consent of Interactive:

(a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

(b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents.

(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of SalesRep (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of SalesRep; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent SalesRep from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice, or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2001 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2001 in amounts previously disclosed to Interactive (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to SalesRep);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

(i) revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

(j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to SalesRep; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to SalesRep;

(l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on SalesRep;

(m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of contained in this Agreement untrue or incorrect.

Section 4.2. Conduct of Business of Interactive. Except as contemplated by this Agreement or as described in Section 4.2 of the Interactive Disclosure Schedule during the period from the date hereof to the Effective Time, Interactive will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.2 of the Interactive Disclosure Schedule, prior to the Effective Time, Interactive will not, without the prior written consent of:

(a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

(b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, re-capitalization or other reorganization of Interactive (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of Interactive or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent Interactive or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2001 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2001 in amounts previously disclosed to (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to Interactive);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

(i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary course of business;

(j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to Interactive; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to Interactive and its subsidiaries taken as a whole;

(l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on Interactive;

(m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of SalesRep contained in this Agreement untrue or incorrect.

Section 4.3. Preparation of 8-K and the Proxy Statement. Immediately upon execution of this Agreement, SalesRep shall promptly prepare and file with the SEC an 8-K with the Agreement attached, and within thirty days hereof prepare and file a preliminary Proxy Statement, provided, however, that Interactive shall have had an opportunity to review and comment on the 8-K and the Proxy Statement prior to filing of such documents with the SEC.

Section 4.4. Other Potential Acquirers. Interactive, its affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition.

Section 4.5. Meetings of Stockholders. Each of Interactive and SalesRep shall take all action necessary, in accordance with the respective General Corporation Law of its respective state, and its respective certificate of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the NGCL and its charter and bylaws, in the case of SalesRep and the General Corporation Law of its respective state, and its charter and bylaws, in the case of Interactive. SalesRep and Interactive will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters. Notwithstanding anything to the contrary contained in this Section 4.5, Interactive may, pursuant to DGCL, solicit the approval of this Agreement or the transactions contemplated hereby with the written consent of its stockholders.

Section 4.6. OTC:BB Listing. The parties shall use all reasonable efforts to cause the SalesRep Shares, subject to Rule 144, to continue to be traded on the Over The Counter Bulletin Board (OTC:BB).

Section 4.7.   Access to Information.

(a)   Between  the  date hereof and the Effective Time,  SalesRep  will  give
Interactive and its authorized representatives, and Interactive will give SalesRep and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

(b) Between the date hereof and the Effective Time, SalesRep shall furnish to Interactive, and Interactive will furnish to SalesRep, within 25 business days after the end of each quarter, quarterly statements prepared by such party in conformity with its past practices) as of the last day of the period then ended.

(c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

Section 4.8. Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation,
(i) cooperating in the preparation and filing of the Proxy Statement and the 8-K, any filings that may be required, and any amendments to any thereof;
(ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger; and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, Interactive and SalesRep agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

Section 4.9. Employee Benefits; Stock Option and Employee Purchase Plans. Subject to the provisions of Section 1.6(d) hereof, prior to the Effective Time, SalesRep will take or cause to be taken all action necessary to adopt and or revise the employment agreements of Ralph Massetti with SalesRep. It is the parties' present intent to provide after the Effective Time to employees of Interactive employee benefit plans (other than stock option or other plans involving the potential issuance of securities of SalesRep) which, in the aggregate, are not less favorable than those currently provided by Interactive. Notwithstanding the foregoing, nothing contained herein shall be construed as requiring the parties to continue any specific employee benefit plans.

Section 4.10. Public Announcements. Interactive, and SalesRep will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASD Over The Counter Bulletin Board (OTC:BB) as determined by Interactive or SalesRep.

Section 4.11.  Indemnification.

(a) To the extent, if any, not provided by an existing right under one of the parties' directors and officers liability insurance policies, from and after the Effective Time, SalesRep shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the ``Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party, or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) SalesRep shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to SalesRep, promptly after statements therefore are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NGCL or its certificate of incorporation or bylaws, (ii) SalesRep will cooperate in the defense of any such matter, and
(iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NGCL and SalesRep's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to SalesRep and the Indemnified Party; provided, however, that SalesRep shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnified Parties.

(b) Notwithstanding anything to the contrary contained in this Section 4.11, SalesRep shall not indemnify, defend or hold harmless any Indemnified Party against any losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities, or any amounts paid in settlement arising out of actions or omissions occurring prior to, at or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time that are in whole or in part based on, or arising out of the transfer of assets in, or stock of, Central Solutions, Inc. to Ralph Massetti.

(c) In the event SalesRep or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of SalesRep shall assume the obligations set forth in this Section 4.11.

(d) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of SalesRep and Interactive and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in SalesRep's and Interactive's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

(e) The provisions of this Section 4.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

Section 4.12. Notification of Certain Matters. The parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.12 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE 5

                  Conditions to Consummation of the Merger

Section 5.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) this Agreement shall have been approved and adopted by the requisite vote or written consent of the stockholders of SalesRep and Interactive;

(b) this Agreement shall have been approved and adopted by the Board of Directors of SalesRep and Interactive;

(c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Merger;

(d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received; and

(e) each party shall take any and all necessary actions to comply with the provisions of Rule 16(b)-3 promulgated under Section 16 of the Securities Act of 1934, as amended, including, but not limited to delaying the appointment of the Interactive Designees to the Board of Directors of SalesRep until after the Effective Time.

Section 5.2. Conditions to the Obligations of SalesRep. The obligation of SalesRep to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) the representations of Interactive contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on Interactive) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing Interactive shall have delivered to SalesRep a certificate to that effect;

(b) each of the covenants and obligations of Interactive to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing Interactive shall have delivered to SalesRep a certificate to that effect;

(c) Interactive shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of Interactive under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of SalesRep, individually or in the aggregate, have a Material Adverse Effect on Interactive;

(d) there shall have been no events, changes or effects with respect to Interactive or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on Interactive;

(e) Interactive shall have deposited, or caused a deposit of $250,000 into the SalesRep general account to be immediately released to Central Solutions, Inc.; and

(f) SalesRep shall have caused the transfer of Central Solutions, Inc. to Ralph Massetti, with all liabilities of SalesRep being assumed by Central Solutions, Inc., and all assets of SalesRep, including the $250,000 referenced in paragraph (e) above in exchange for Ralph Massetti canceling 8,898,320 shares of SalesRep common stock and 14,525 of SalesRep preferred stock, currently held by Ralph Massetti.

Section  5.3.   Conditions to the Obligations of Interactive.  The respective
obligations  of  Interactive  to  effect  the  Merger  are  subject  to   the
satisfaction at or prior to the Effective Time of the following conditions:

(a) the representations of SalesRep contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on SalesRep) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing SalesRep shall have delivered to Interactive a certificate to that effect;

(b) each of the covenants and obligations of SalesRep to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing SalesRep shall have delivered to Interactive a certificate to that effect;

(c) SalesRep shall have received an indemnification agreement executed by Central Solutions, Inc. and Ralph Massetti, indemnifying SalesRep for any and all outstanding liabilities of SalesRep at the Effective Time, in a form acceptable to Interactive, as determined by Interactive in its sole discretion, which agreement shall provide, among other things, that (i) Ralph Massetti's personal liability for indemnification will be capped at $50,000, subject to the provisions of Section 1.5(c) above; (ii) Ralph Massetti shall remain personally liable without regard to the $50,000 cap for claims, liabilities or damages against SalesRep arising out of, from, or relating to the intentional misrepresentation or fraud by, or gross negligence of, Ralph Massetti occurring prior to the Effective Time of the Merger; and (iii) any claim for indemnification that Interactive may have against Ralph Massetti shall be in addition to any claim for indemnification that Interactive may have against Central Solutions, Inc.;

(d) SalesRep shall have caused a 1:6 reverse split of its common stock wherein one share would be exchanged for each six shares of SalesRep;

(e) there shall have been no events, changes or effects with respect to SalesRep having or which could reasonably be expected to have a Material Adverse Effect on SalesRep;

(f) SalesRep and Interactive shall have used reasonable efforts to obtain general liability insurance and directors and officers liability insurance covering all acts and omissions of directors, officers and employees of SalesRep occurring prior to the Effective Time;

(g) Interactive shall entered into the Investment Agreement and all related documents with Swartz Private Equity, LLC; and

(h) SalesRep shall terminate the Investment Agreement and all related documents with Swartz Private Equity, LLC. All warrants (the "SalesRep Warrants") received by Swartz Private Equity, LLC pursuant to the Investment Agreement by and between Swartz Private Equity, LLC and SalesRep dated June 9,2000 (the "SalesRep Investment Agreement") shall survive the termination.

                                  ARTICLE 6

                       Termination; Amendment; Waiver

Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by SalesRep's or Interactive's stockholders:

(a)  by mutual written consent of SalesRep and Interactive;

(b) by Interactive or SalesRep if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable, or (ii) the Merger has not been consummated by October 1, 2001; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

(c) by SalesRep if (i) there shall have been a breach of any representation or warranty on the part of Interactive set forth in this Agreement, or if any representation or warranty of Interactive shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by September 15, 2001 (or as otherwise extended), (ii) there shall have been a breach by Interactive of any of their respective covenants or agreements hereunder having a Material Adverse Effect on Interactive or materially adversely affecting (or materially delaying) the consummation of the Merger, and Interactive, as the case may be, has not cured such breach within 20 business days after notice by SalesRep thereof, provided that SalesRep has not breached any of its obligations hereunder,
(iii) SalesRep shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders, or (iv) SalesRep shall have convened a meeting of its Board of Directors to vote upon the Merger and shall have failed to obtain the requisite vote;

(d) by Interactive if (i) there shall have been a breach of any representation or warranty on the part of SalesRep set forth in this Agreement, or if any representation or warranty of SalesRep shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by September 15, 2001 (or as otherwise extended), (ii) there shall have been a breach by SalesRep of its covenants or agreements hereunder having a Material Adverse Effect on SalesRep or materially adversely affecting (or materially delaying) the consummation of the Merger, and SalesRep, as the case may be, has not cured such breach within twenty business days after notice by Interactive thereof, provided that Interactive has not breached any of its obligations hereunder, (iii) the SalesRep Board shall have recommended to SalesRep's stockholders a Superior Proposal, (iv) the SalesRep Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger or shall have failed to call, give notice of, convene or hold a stockholders' meeting to vote upon the Merger, or shall have adopted any resolution to effect any of the foregoing, (v) Interactive shall have convened a meeting of its stockholders to vote upon the Merger or solicited the written consent of its stockholders to approve the Merger and shall have failed to obtain the requisite vote or written consents of its stockholders, or (vi) SalesRep shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c), 6.3 and
6.6 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

Section  6.3.   Fees and Expenses.  Except as specifically provided  in  this
Section 6.3, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 6.4. Amendment. This Agreement may be amended by action taken by SalesRep and Interactive at any time before or after approval of the Merger by the stockholders of SalesRep and Interactive (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

Section 6.5. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

Section 6.6. Breakup Fee. If SalesRep or Interactive shall terminate this Agreement under circumstances other than those permitted in Section 6.1(a),
(b), (c) or (d), SalesRep or Interactive shall promptly pay to the other party a fee equal to $100,000, which amount shall be payable in same day funds. If not paid when due, amounts payable pursuant to this Section 6.6 shall bear interest at the rate of 12% per annum. SalesRep or Interactive acknowledges that the agreement contained in this Section 6.6, (i) reflect reasonable compensation to Interactive or SalesRep for undertaking the Merger and risking the loss of benefits of the Merger under the circumstances contemplated by this Section 6.6, (ii) were agreed for the purpose of inducing SalesRep and Interactive to execute this Agreement and undertake their respective obligations hereunder, and (iii) are an integral part of the transactions contemplated by the parties in this Agreement, and without this agreement, neither SalesRep nor Interactive would have entered into this Agreement.

                                  ARTICLE 7

                                Miscellaneous

Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

Section 7.2. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:

     If to Interactive:

          Interactive Motorsport Inc.
          Dominic Chappell, President


     if to SalesRep:

          SALESREPCENTRAL.COM, INC.
          Ralph Massetti, President
          7025 E. 1st Avenue, Suite 5
          Scottsdale, Arizona 85251

with a copy to:

          Donald J. Stoecklein, Esq.
          Suite 400
          402 West Broadway
          San Diego, California 92101

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 7.8. Certain Definitions. For the purposes of this Agreement, the term:

(a) "affiliate" means (except as otherwise provided in Sections 2.19, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

(b)  "business day" means any day other than a day on which Nasdaq is closed;

(c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

(d) "knowledge" or "known" means, with respect to any matter in question, if an executive officer of SalesRep or Interactive or its subsidiaries, as the case may be, has actual knowledge of such matter;

(e)    "person"  means  an  individual,  corporation,  partnership,   limited
liability company, association, trust, unincorporated organization or other legal entity; and

(f) "subsidiary" or "subsidiaries" of SalesRep, Interactive or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which SalesRep, Interactive or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of SalesRep, Interactive or any officer, director, employee, agent, representative or investor of any party hereto.

Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that, if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Merger.

Section 7.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
                                   Interactive Motorsport Inc.

                                   By:/S/Dominic Chappell
                                    Name:  Dominic Chappell
                                    Title:  President

                                   SalesRepCentral.com, Inc.

                                   By:/S/Ralph Massetti
                                    Name:  Ralph Massetti
                                    Title:  President

                     SALESREPCENTRAL DISCLOSURE SCHEDULE


Schedule 2.1                                   Organization     See   Amended
                                               Articles/Bylaws/Minutes

Schedule 2.2                                   Capitalization/Subsidiaries
                                               Subsidiary      -      Central
                                               Solutions,    Inc.    SalesRep
                                               Subsidiary, Corp. Attached  to
                                               this Disclosure Schedule is  a
                                               list       of      outstanding
                                               options/warrants

Schedule 2.6                                   Consents      &      Approvals
                                               Directors & Shareholders

Schedule 2.7                                   No Default     Not Applicable

Schedule 2.8                                   No  Undisclosed Liability None
                                               Exist

Schedule 2.9                                   Litigation      Transportation
                                               Media,         Inc.         v.
                                               SalesRepCentral.com   -   Case
                                               No. 00L01152 Copy Provided

Schedule 2.10                                  Compliance   with   Applicable
                                               Law   Not  Applicable  -  full
                                               disclosed in 10KSB

Schedule 2.11 Employee Benefit Plans           Section      2.11(a)       Not
                                               Applicable - None Exist

                                                       Section   2.11(b)   No
                                               Benefit Plan Exist

                                                       Section   2.11(   c)No
                                               Options Exist

                                                       Section   2.11(d)   No
                                               Agreements Exist

Schedule 2.12 Environmental Laws and Regs      Not Applicable

Schedule 2.13 Tax Matters                      None Exist

Schedule 2.14 Title to Property                None Exist

Schedule 2.15 Intellectual Property            Transferred     to     Central
                                               Solutions

Schedule 2.16 Insurance                        None Exist

Schedule 2.17                                  Vote       Required        See
                                               Shareholder            Meeting
                                               Certificate

Schedule 2.18 Tax Treatment                    Not Applicable

Schedule 2.19 Affiliates                       Ralph Massetti

Schedule 2.20 Certain Business Practices       None Exist

Schedule 2.21 Insider Interest                 None Exist

Schedule 2.22 Opinion of Financial Adviser     Waived - None Exist

Schedule 2.23                                  Broker    None Exist

Schedule 4.1                                   Conduct   of   Business    See
                                               Amended & Restated Articles

                       INTERACTIVE DISCLOSURE SCHEDULE

      The exceptions listed in this Schedule are specific exceptions to the representations and warranties of Interactive Motorsport, Inc. (the "Company") contained in Section 3 of the Acquisition Agreement and Plan of Merger (the "Agreement") dated as of August 13, 2001, between SaleRepCentral.com, Inc. and the Company. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

1.   Schedule 3.2(b) Subsidiary Stock

      The Company owns 100% of the outstanding common stock of Interactive Motor Holdings, Ltd, which is in turn owns 100 % of each of the following UK entities:

A.   Interactive Motorsport Championship Limited (3889058)
B.   Interactive Motorsport Team Limited (3889056)
C.   Interactive Motorsport Developments Limited (3889047)
D.   Interactive Motorsport Marketing Limited (3889066)
E.   Interactive Motorsport Productions Limited (3889060)

2.   Schedule 3.2(c) Capital Stock Rights

      The Company has issued and outstanding options to purchase 1,922,172 shares of Common Stock at an exercise price of 10.14 cents per share and options to purchase 226,955 shares of Common Stock at an exercise price of
22.72 cents per share. The Company has reserved for issuance to employees options to purchase 1,535,938 shares of Common Stock at an exercise price of
10.14 cents per share. The Company has reserved for issuance to directors options to purchase 5,085,986 shares of Common Stock at an exercise price of
22.72 cents per share.

The Company has issued and outstanding warrants to purchase 1,478,592 shares of Common Stock at an exercise price of 10.14 cents per share and warrants to purchase 3,057,000 shares of Common Stock at an exercise price of 22.72 cents per share.

The Company has issued to A Clements a warrant to purchase up to 2,957,000 of Common Stock of the Company. The Company has reserved 6,727,384 shares of Common Stock for issuance upon exercise of this warrant and for future stock issuances.

      The Company has issued to Swartz Private Equity, LLC, a private investment company ("Swartz"), a warrant to purchase 1,307,815 shares of equity of the Company, which represents 3.5% of the outstanding shares of the Company's Common Stock, on a fully diluted basis. Upon consummation of the Merger, Swartz will receive an additional warrant to purchase shares of Common Stock in such amounts as to result in an ownership percentage equal to 7% of the outstanding shares of Common Stock of SalesRepCentral.com, Inc., on a fully diluted basis (including the warrant issued to Swartz by the Company prior to the Merger).

The Company issued to Dunwoody Brokerage Services, Inc., d/b/a Swartz Institutional Finance ("Dunwoody"), 560,492 shares of Common Stock, which represents 1.5% of the outstanding shares of the Company's Common Stock, on a fully diluted basis. Upon consummation of the Merger, the Company will issue to Dunwoody shares of Common Stock in such amounts as to result in an ownership percentage equal to 3% of the outstanding shares of Common Stock of SalesRepCentral.com, Inc., on a fully diluted basis (including the shares of Common Stock issued to Dunwoody by the Company prior to the Merger).

3.   Schedule 3.2(d) Securities conversions

     See Schedule 3.2(c) above.

4.   Schedule 3.2 (f) Subsidiaries

     See Schedule 3.2(b) above.

5.   Schedule 3.6 Consents & Approvals

None Required

6.   Schedule 3.7 No Default

Not Applicable

7.   Schedule 3.8 No Undisclosed Liability

     Interactive Motorsport Holdings, Ltd. ("IMH"), a wholly-owned subsidiary of the Company, has the following undisclosed liabilities:

A. Dispute: IMH entered into a contract for the provision of services during the course of 2001 that IMH cancelled prior to any material work being performed. The claim is for less than 20,000 which is disputed by IMH.

B. Property Rates. There is a liability order against IMH, dated July 13, 2001, in the amount of 2304.57 relating to office lease rates at the office of IMH in Wareham, Dorsent. IMH closed this office in May. The amount owed relates to the business rates for the period January 2001 - January 2002, so less than the full amount will be payable. IMH is awaiting official confirmation of the amount sought.

C.    Payables.   IMH  has account payables in the amount  of  244,969  plus interest.

D.   Loans to IMH.

1) Ben Anderson made a loan to IMH in the amount of 150,000. The Company has set aside a sufficient number of shares of Common Stock to be issued upon conversion in full satisfaction of this loan. The Company believes that Ben Anderson will convert his loan.

2) Dominic Chappell made a loan IMH in the amount of 225,000 (the "Loan"). Dominic subsequently converted 194,908 of this Loan into an option to purchase 1,922,172 shares of Common Stock at an exercise price of 10.14 cents per share. The remaining 30,902 will remain outstanding.

           E.    Litigation.   IMH  recently received a  claim  form  (formal
demand) from a provider of advertising services in an amount that is less than 10,000.

F. Material Contracts. IMH has an open contract with Pi group for technical development services. IMH paid 75,000 to the Pi group in October 2000 and all of the equipment is awaiting delivery and continued development upon receipt of additional funds. The contract is currently active but is on hold for the time being. No amounts are due and owing at this time. IMH has a non-binding contract with British Racing & Sports Car Club, a management company that provides IMH with racing circuit access. Pursuant to this contract, IMH is able to showcase its product. No amounts are due and owing at this time. IMH has an office lease in Earl's Court, London that is month to month at the monthly rate of 3,900. All rent is current.

8.   Schedule 3.9   Litigation

     See Schedule 3.8(E) above.

9.   Schedule 3.10  Compliance with Applicable Law

     Not Applicable



10.  Schedule 3.11 Employee Benefit Plans

The Company on occasion grants options to purchase shares of Common Stock to its employees, officers, directors and consultants. Pursuant to Section
3.11(c) of the Merger Agreement, below is a list of all holders of the Company's Stock Options:


                    Number of  Date of    Number      Exercise   Expiration
Name                 Options    Grant     Vested       Price        Date
Dominic Chappell    1,922,172    6/6/01  1,922,172   10.14 cents      6/6/11
Gavin Macaulay        113,478    6/6/01    113,478   22.72 cents      6/6/11
Eddie Johns           113,477    6/6/01    113,477   22.72 cents      6/6/11
     Total          2,149,127

11.  Schedule 3.12 Environmental Laws and Regulations

     Not Applicable

12.       Schedule 3.13 Tax Matters

      IMH accrues employment taxes on a quarterly basis and pays such tax one month after each quarter ends. IMH accrues a value added tax on goods and services (VAT) on a quarterly basis and pays such tax one month after each quarter ends. The VAT is 17.5% of the price of the goods or services.

13.  Schedule 3.15(b) Intellectual Property

Not Applicable

14.  Schedule 3.19 Affiliates

     The Company believes that the following individuals may be affiliates of the Company:

     Dominic Chappell
          Simon Slater
     Eddie Johns
          Joseph Chappell

15.  Schedule 3.20 Certain Business Practices

     None Exist

16.  Schedule 3.21 Insider Interest

Dominic  Chappell  made  a loan IMH in the amount of 225,000  (the  "Loan").
Dominic subsequently converted 194,908 of this Loan into an option to purchase 1,922,172 shares of Common Stock at an exercise price of 10.14 cents per share. The remaining 30,902 will remain outstanding.

17.  Schedule 2.23 Broker

The Company issued to Dunwoody Brokerage Services, Inc., d/b/a Swartz Institutional Finance ("Dunwoody"), 560,492 shares of Common Stock, which represents 1.5% of the outstanding shares of the Company's Common Stock, on a fully diluted basis. Upon consummation of the Merger, the Company will issue to Dunwoody shares of Common Stock in such amounts as to result in an ownership percentage equal to 3% of the outstanding shares of Common Stock of SalesRepCentral.com, Inc., on a fully diluted basis (including the shares of Common Stock issued to Dunwoody by the Company prior to the Merger).

18.  Schedule 4.2 Conduct of Business

     Not Applicable.

APPENDIX B

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

       NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)
NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

           (a) Consummation of a plan of merger to which the domestic corporation is a party:

                (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

           (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

           (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

(I)  The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)  Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS  92A.440   DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES;  RETENTION  OF
RIGHTS OF STOCKHOLDER.

1.   A stockholder to whom a dissenter's notice is sent must:

(a)  Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

NRS  92A.450   UNCERTIFICATED SHARES: AUTHORITY TO  RESTRICT  TRANSFER  AFTER
DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090)

NRS 92A.460  PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)  Of the county where the corporation's registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.   The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c)  An explanation of how the interest was calculated;

(d)   A  statement  of  the dissenter's rights to demand  payment  under  NRS
92A.480; and

(e)   A  copy  of NRS 92A.300 to 92A.500, inclusive. (Added to NRS  by  1995,
2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.    The  subject  corporation  shall make all dissenters,  whether  or  not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092)